                                                                    EXHIBIT 10.6

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                   HARTMAN REIT OPERATING PARTNERSHIP II, L.P.

                          Dated November _______, 2002

================================================================================

PARTNERSHIP INTERESTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY JURISDICTION. NO PARTNERSHIP INTEREST MAY BE SOLD OR OFFERED FOR SALE (WITHIN THE MEANING OF ANY SECURITIES LAW) UNLESS A REGISTRATION STATEMENT UNDER ALL APPLICABLE SECURITIES LAWS WITH RESPECT TO THE INTEREST IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS IS THEN APPLICABLE TO THE INTEREST. A PARTNERSHIP INTEREST ALSO MAY NOT BE TRANSFERRED OR ENCUMBERED UNLESS THE PROVISIONS OF
ARTICLE VIII OF THIS AGREEMENT ARE SATISFIED.

================================================================================

                                  AGREEMENT OF

                               LIMITED PARTNERSHIP

                                       OF

                   HARTMAN REIT OPERATING PARTNERSHIP II, L.P.

                           A Texas Limited Partnership

                                   ----------

                                TABLE OF CONTENTS


                                                                                    PAGE

                                                                                    ----
ARTICLE I. ...........................................................................1
GENERAL PROVISIONS....................................................................1
  1.1      Formation..................................................................1
  1.2      Name.......................................................................1
  1.3      Purpose....................................................................1
  1.4      Assumed Business Name......................................................2
  1.5      Certificate and Other Instruments..........................................2
  1.6      Principal Place of Business and Office of the Partnership..................3
  1.7      Term.......................................................................3
  1.8      General Partner............................................................3
  1.9      Agent for Service of Process...............................................3
  1.10     Aggregate Deductions.......................................................3
  1.11     Status of Creditor.........................................................3
ARTICLE II. ..........................................................................3
DEFINITIONS...........................................................................3
  2.1      Act........................................................................4
  2.2      Affiliates.................................................................4
  2.3      Assignee...................................................................4
  2.4      Capital Account............................................................4
  2.5      Capital Contribution.......................................................4
  2.6      Certificate................................................................4
  2.7      Code.......................................................................4
  2.8      Conversion.................................................................4
  2.9      Debt.......................................................................4

                                     Page i


  2.10     Distributable Cash.........................................................4
  2.11     Eighty Percent in Interest.................................................5
  2.12     General Partner............................................................5
  2.13     Limited Partners...........................................................5
  2.14     Loan Documents.............................................................5
  2.15     Manager....................................................................5
  2.16     Majority Vote..............................................................5
  2.17     Net Profits................................................................5
  2.18     1933 Act...................................................................5
  2.19     Noteholder.................................................................5
  2.20     Note.......................................................................5
  2.21     Organization Expenses......................................................5
  2.22     Ownership Interest.........................................................6
  2.23     Partners...................................................................6
  2.24     Partnership................................................................6
  2.25     Partnership Properties or Property.........................................6
  2.26     Permitted Expenses.........................................................6
  2.27     Profits or Losses..........................................................6
  2.28     Treasury Regulations or Treasury Regulation................................6
ARTICLE III. .........................................................................7
CAPITAL CONTRIBUTIONS AND RELATED MATTERS.............................................7
  3.1      Initial Contributions......................................................7
  3.2      Assessments or Additional Contributions....................................7
  3.3      No Withdrawal of Capital Contributions.....................................8
  3.4      No Priority................................................................8
  3.5      Temporary Investment of Partnership Capital................................8
  3.6      Capital Account; Unreturned Capital Contributions Account..................8
ARTICLE IV. ..........................................................................9
ALLOCATION OF DISTRIBUTIONS, PROFITS, GAIN LOSSES, AND OTHER ITEMS AMONG
THE PARTNERS..........................................................................9
  4.1      Allocation of Profits or Losses from Operations............................9
  4.2      Allocation Among Partners Subsequent to Assignment.........................9
  4.3      Capital Account Balance....................................................9
  4.4      Distribution of Partnership Funds.........................................10
  4.5      Gain or Loss from a Disposition of Assets.................................10
  4.6      Recapture of Cost Recovery Deductions.....................................10
  4.7      Qualified Income Offset Provision.........................................10
  4.8      Special Allocations: Election Requiring Adjustment to Basis...............10
  4.9      Order of Applications.....................................................10
  4.10     Foreign Tax Withholdings..................................................11
ARTICLE V. ..........................................................................11
MANAGEMENT OF THE PARTNERSHIP........................................................11
  5.1      The Management Powers of the General Partner..............................11
  5.2      Restrictions on Powers of the General Partner.............................11

                                     Page ii


  5.3      The Limited Partners Have No Management Powers............................12
  5.4      The General Partner's Duty to Devote Time.................................12
  5.5      General Partner May Engage in Other Activities............................12
  5.6      Dealing with the Partnership..............................................13
  5.7      Indemnity.................................................................13
  5.8      Further Consent of the Limited Partners Not Required......................14
  5.9      Fiduciary Duty of the General Partner.....................................14
  5.10     Reserves..................................................................14
  5.11     Independent Director......................................................14
ARTICLE VI. .........................................................................15
COMPENSATION TO THE GENERAL PARTNER OR AFFILIATES....................................15
ARTICLE VII. ........................................................................16
BOOKS, RECORDS, AND REPORTS..........................................................16
  7.1      Books and Records.........................................................16
  7.2      Fiscal Year...............................................................16
  7.3      Annual Reports............................................................16
  7.4      Interim Reports...........................................................17
  7.5      Preparation and Filing of Income Tax Returns and Other Writings...........17
  7.6      Filings With Regulatory Agencies..........................................17
  7.7      Tax Matters Partner.......................................................17
ARTICLE VIII. .......................................................................18
ASSIGNMENT OR SALE OF INTERESTS IN THE PARTNERSHIP...................................18
  8.1      Assignment of the Interest in the Partnership of the General Partner......18
  8.2      Assignment or Sale of Limited Partners' Interests.........................18
  8.3      No Assignment Allowed Under Certain Circumstances.........................20
  8.4      Substituted Limited Partners..............................................20
  8.5      Death, Insanity or Incompetency of a Limited Partner......................21
  8.6      Bankruptcy, Creditor Alienation or Divorce................................21
ARTICLE IX. .........................................................................22
DISSOLUTION AND TERMINATION OF THE PARTNERSHIP.......................................22
  9.1      Dissolution...............................................................22
  9.2      Liquidation...............................................................22
  9.3      Distribution in Kind......................................................23
  9.4      Termination...............................................................24
ARTICLE X. ..........................................................................24
TERMINATION OF A GENERAL PARTNER.....................................................24
  10.1     Death, Legal Incapacity, Dissolution, Withdrawal, Removal or Bankruptcy ..24
  10.2     Removal of a General Partner..............................................24
  10.3     Continuing Interest of Terminated General Partner.........................24
  10.4     Termination of Executory Contracts with General Partner or Affiliates.....24
  10.5     Reports After Removal.....................................................25
ARTICLE XI ..........................................................................25
MEETINGS AND VOTING RIGHTS...........................................................25
  11.1     Notice of Meetings........................................................25

                                    Page iii


  11.2     One Vote Per One Percent of Ownership Interest............................25
  11.3     Voting Rights of the Limited Partners.....................................25
ARTICLE XII. ........................................................................26
PARTNERSHIP EXPENSES.................................................................26
  12.1     Reimbursement to General Partners.........................................26
  12.2     Direct Payment of Partnership Expenses....................................26
  12.3     Payment of Expenses of the Partnership....................................26
ARTICLE XIII. .......................................................................28
AMENDMENTS OF PARTNERSHIP DOCUMENTS..................................................28
  13.1     Amendments in General.....................................................28
  13.2     Amendments Requiring Greater than a Majority Vote:........................28
  13.3     Amendments Without Consent of Limited Partners............................28
  13.4     Amendments Needing Consent of Affected Partners...........................28
  13.5     Amendments After Change of Law............................................28
ARTICLE XIV. ........................................................................29
BORROWINGS...........................................................................29
  14.1     Loans by the General Partner to Partnership...............................29
  14.2     Loans by the Partnership to the General Partner or Others.................29
ARTICLE XV. .........................................................................29
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTNERS............................29
  15.1     General Partner...........................................................29
  15.2     Indemnification by the General Partner....................................30
  15.3     Separateness Covenants....................................................30
ARTICLE XVI. ........................................................................32
MISCELLANEOUS PROVISIONS.............................................................32
  16.1     Notices...................................................................32
  16.2     Article and Section Headings..............................................32
  16.3     Construction..............................................................32
  16.4     Severability..............................................................32
  16.5     Governing Law.............................................................33
  16.6     Counterparts..............................................................33
  16.7     Entire Agreement..........................................................33
  16.8     Amended Certificates of Limited Partnership...............................33
  16.9     Power of Attorney to the General Partner..................................34
  16.10      Further Assurances......................................................35
  16.11      Successors and Assigns..................................................35
  16.12      Waiver of Action for Paition............................................35
  16.13      Attorneys' Fees.........................................................35
  16.14      Creditors...............................................................35
  16.15      Remedies................................................................35
  16.16      Authority...............................................................36
  16.17      Tax Elections...........................................................36
  16.18      Arbitratior ............................................................36

                                     Page iv

                                    EXHIBITS

EXHIBIT A...........Description of Property to be Acquired

EXHIBIT B...........The Name, Address, and Capital Contributions of Each Partner

                                     Page v

          Agreement of Limited Partnership (this "Agreement") is entered into as of the date set forth on the cover page to this Agreement among the persons executing this Agreement. Defined terms in this Agreement have the meanings assigned to them in Article II.

                                   ARTICLE I.

                               GENERAL PROVISIONS

          1.1 Formation: The Partners form a limited partnership under the Act, effective as of the date listed on the cover page of this Agreement.

          1.2 Name: The name of the Partnership shall be Hartman REIT Operating Partnership II, L.P.

          1.3 Purpose: SUBJECT TO THE LIMITATIONS SET FORTH IN THIS AGREEMENT, the purpose of the Partnership is to acquire from various entities those certain tracts or parcels of land more particularly described on Exhibit A (the "Property"); to engage in any activity, to enter into, perform and carry out any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust, assignment, assignment of lease, security agreement, or financing statement of any kind, and to borrow money and issue evidences of indebtedness, whether or not secured by liens, in connection with the foregoing purpose; to engage in and conduct such other activities directly related to the foregoing purpose as may be necessary, advisable, or appropriate, in the reasonable opinion of the General Partner of the Partnership to further the foregoing purpose; and to exercise any powers permitted under the laws of the State of Texas which are incidental to the foregoing or necessary or appropriate to accomplish the foregoing. The Partnership shall not engage in any business or activity other than as permitted in this Section 1.3. The Partnership shall not incur debt other than the Note defined below and debt incurred in connection with ordinary operating expenses. The Partnership shall not acquire, own, hold, operate, maintain, lease, manage, mortgage, assign, pledge, finance or dispose of any property (other than the Property). The Partnership shall not commingle its assets with those of any other person. The Partnership shall maintain its financial and accounting books and records separate from those of any other entity or person. The Partnership shall pay from its assets all obligations and indebtedness of any kind incurred by the Company, and shall not pay from its assets any obligations or indebtedness of any other entity or person. The Company shall be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate of the Partnership), and shall conduct business in its own name and shall maintain and utilize separate checks and invoices. The Partnership has done or caused to be done all things necessary to observe organizational formalities and preserve its existence. The Partnership has not made and will not make any loans or advances to or acquire obligations or securities of any third party (including any Affiliate of the Company). Any financial transactions between the Partnership and any of its Affiliates shall be governed by policies and procedures established by majority vote of the Partnership's partners and shall be intrinsically fair and substantially similar to those that would be available on an arm's-length basis with third parties other than an Affairs of the Partnership. The Partnership's general partner shall maintain appropriate minutes or other records including, without limitation, written consents of all appropriate actions, and shall conduct meetings if deemed necessary to approve any Partnership action. The Partnership shall operate its business generally so as to not be substantively consolidated with any of its Affiliates. The term "Affiliates" shall mean, with respect to any entity, any other entity controlling or controlled by or under common control with such entity, and "control" means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership or voting securities, by contract, or otherwise.

          So long as the Note (defined below) remains issued, outstanding and unpaid, the prior written consent of the Noteholder (defined below) shall be required in order for the Partnership to: (a) file or consent to the filing of any bankruptcy, insolvency or reorganization case or proceeding, institute any proceedings under any applicable insolvency law or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally; (b) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian, or any similar official for the Partnership or a substantial portion of its assets; (c) make any assignment of the benefit of the Company's creditors; (d) take any action in furtherance of any of the foregoing; (e) dissolve, liquidate or terminate the existence of the Company; or (f) amend the provisions specified in this Section 1.3.

          1.4 Exclusive Use Restriction. Hartman REIT Operating Partnership II, L.P. will be a party to that certain Lease dated November 2, 2001 with Walgreen Co. (the "Lease"} which provides in Article 8 thereof that, 12097 Veterans Memorial Associates, LP may not own or control, directly or indirectly, any real property within 500 feet of any boundary of the Property which property is used in the operation of a business in competition with Walgreen Co. (the foregoing restriction is herein referred to as the "Exclusive Use Restriction "). Each of the current Owners, and each future Owner by its acceptance of an ownership or equity interest in 12097 Veterans Memorial Associates, LP, agrees that it shall not, and shall not cause or permit 12097 Veterans Memorial Associates, LP, to violate the Exclusive Use Restriction, Article 8 of the Lease or any other restriction or covenant set forth in the Lease which binds, affects or makes reference to the activities of any owner or holder of an ownership or equity interest in 12097 Veterans Memorial Associates, LP.

          1.5 Assumed Business Name: The General Partner is authorized to execute, file, and cause to be published with the proper authorities in each jurisdiction in which the Partnership conducts business, such certificates or documents as required by the fictitious business statement act or similar statute in effect as to each jurisdiction.

          1.6 Certificate and Other Instruments: As soon after the execution of this Agreement as is practicable, the General Partner shall execute and file a Certificate in accordance with the Act, and shall execute such other documents and instruments and shall take all such other actions as may be deemed by the General Partner as necessary and appropriate to effect and permit the Partnership to transact business under the laws of the State of Texas. The General Partner shall from time to time take appropriate action, including the preparation and filing of such amendments to the Certificate and other certificates as may be required under the [ILLEGIBLE] enable the Partnership to do business in the State of Texas. The Limited Partners shall execute such documents and instruments and take such other action as may be necessary to enable the General Partner to fulfill its responsibilities under this Section. The Power of Attorney granted in Section
16.9 may be exercised by the General Partner to accomplish the foregoing.

          1.7 Principal Place of Business and Office of the Partnership: The principal place of business and office to the Partnership shall be located at 1450 W. Sam Houston Parkway N., Suite 100, Houston, Texas 77043, or such other place or places in Harris County, Texas as the General Partner may from time to time designate by notice to the Limited Partners. In addition, the Partnership may maintain such other offices as the General Partner deems advisable.

          1.8 Term: The Partnership shall continue in full force and effect until ninety-nine (99) years from the effective date of the formation of the Partnership, unless sooner dissolved and liquidated pursuant to the provisions of Article IX hereof.

          1.9 General Partner: The name and place of business of the General Partner (whether one or more) are as follows:

               Hartman REIT Operating Partnership II GP, LLC
               1450 W. Sam Houston Parkway N., Suite 100
               Houston, Texas 77043

          1.10 Agent for Service of Process. The Partnership's agent for service of process in the state of Texas, and the address of such agent, is Allen R. Hartman, 1450 W. Sam Houston Parkway N., Suite 100, Houston,
Texas 77043.

          1.11 Aggregate Deductions. Notwithstanding the provisions of Section 7.5(a) hereof, the General Partner shall use reasonable efforts to manage the Partnership in such a manner that the aggregate deductions to be claimed by the Partners as their distributive shares of Losses, if any, for the first two (2) years of the operation of the Partnership will in no event exceed the total amount of equity capital invested by the Partners in the Partnership.

          1.12 Status of Creditor. No creditor who makes a non-recourse loan to the Partnership shall have or acquire, at any time as a result of making the loan, any direct or indirect interest in the profits, capital or property of the Partnership other than as a secured creditor.

                                   ARTICLE II.

                                   DEFINITIONS

          Unless otherwise expressly provided herein or unless the context otherwise requires, the terms with initial capital letters in the Partnership Agreement shall be defined as follows:

          2.1 "Act" shall mean the Texas Revised Limited Partnership Act, as amended from time to time.

          2.2 "Affiliates" shall refer to: (a) any person directly or indirectly controlling, controlled by or under common control with another person, (b) any person owning or controlling ten percent (10%) or more of the outstanding voting securities of such other person, (c) any officer, director or partner of such person, and (d) if such other person is an officer, director or partner, any company for which such person acts in such capacity.

          2.3 "Assignee" shall mean a person who has acquired a beneficial interest in an Ownership Interest from a third party but who is not a substituted Limited Partner.

          2.4 "Capital Account" means, with respect to each Partner, the sum of
(i) such Partner's Initial Capital Contribution, plus (ii) any other additional capital contributions made by such Partner to the Partnership.

          2.5 "Capital Contribution" shall mean the total amount of money, property or services both actually or deemed contributed to the Partnership by all the Partners or any class of Partners or any one Partner, as the case may be (or the predecessor holders of the interests of such Partner or Partners).

          2.6 "Certificate" means the Certificate of Limited Partnership as a Limited Partnership, and as last amended, as filed in accordance with the Texas Revised Limited Partnership Act, as hereafter amended (the "Act").

          2.7 "Code" means the Internal Revenue Code of 1986, as amended.

          2.8 "Conversion" means that all Limited Partners have received cash distributions equal to one hundred percent (100%) of their Capital Contributions.

          2.9 "Debt" means: (i) that certain Senior Secured Note in the principal amount not to exceed $34,440,000.00 executed by the Partnership which is secured by a certain Mortgage, Security Agreement and Assignment of Lease and Rents covering the Property, and (ii) that certain Promissory Note (Second Note) in the principal amount not to exceed $385,000.00 executed by the Partnership which is secured by a certain Second Loan Mortgage, Security Agreement and Assignment of Lease and Rents covering the Property.

          2.10 "Distributable Cash" shall mean all cash of the Partnership, excluding such working capital or reserves or other amounts as the General Partner reasonably determines to be necessary or appropriate for the proper operation of the Partnership business and its winding up and liquidation which working capital and reserves shall include but not be limited to payment and reservation of amounts sufficient to pay for the payments set forth in Articles VI and XII herein.

          2.11 "Eighty Percent in Interest" shall mean any combination of Limited Partners having rights in the aggregate to eighty percent (80%) or more of the ownership of the Partnership.

          2.12 "General Partner" shall mean Hartman REIT Operating Partnership II GP, LLC, a Delaware limited liability company, plus any other person or persons who may become a substitute or additional General Partner or Partners and who are elected or admitted hereto as a General Partner pursuant to the terms hereof. The term "General Partner" or "General Partners", as the case may be, as used in this Agreement shall include the singular and plural as the context of the provision requires and shall include each and every General Partner hereof unless otherwise specified.

          2.13 "Limited Partners" shall refer to those persons listed on Exhibit B who are admitted to the Partnership as Limited Partners or substituted Limited Partners. Reference to a "Limited Partner" shall be to any one of the Limited Partners.

          2.14 "Loan Documents" shall have the meaning ascribed to such term in
Section 15.3(o) of this Agreement.

          2.15 "Manager" shall mean the General Partner.

          2.16 "Majority Vote" shall mean the vote of Limited Partners who own more than fifty percent (50%) of the Partnership. Each Limited Partner shall have a number of votes equal to his Ownership Interest, except that no Limited Partner shall have voting rights in the event that he is in default of his required capital contributions.

          2.17 "Net Profits" shall mean the Distributable Cash of the Partnership after return of 100% of the cost of the initial Capital Contribution of the Partners and after deduction, at any time a calculation is made, of all of its Organizational Expenses.

          2.18 "1933 Act" shall mean the Securities Act of 1933, as amended.

          2.19 "Noteholder" means the current lawful owner and holder of the Note.

          2.20 "Note" means: (i) that certain Senior Secured Note in the principal amount not to exceed $34,440,000.00 executed by the Partnership which is secured by a certain Mortgage, Security Agreement and Assignment of Lease and Rents covering the Property, and (ii) that certain Promissory Note (Second Note) in the principal amount not to exceed $385,000.00 executed by the Partnership which is secured by a certain Second Loan Mortgage, Security Agreement and Assignment of Lease and Rents covering the Property.

          2.21 "Organization Expenses" shall mean those expenses incurred in connection with the formation of the Partnership, including such expenses as accounting and legal fees and filing fees with applicable regulatory authorities.

          2.22 "Ownership Interest" shall mean the percent of ownership that each Partner owns in the Partnership.

          2.23 "Partners" shall refer collectively to the General Partner, the Limited Partners, and reference to a "Partner" shall be to any one of the Partners.

          2.24 "Partnership" shall refer to the limited partnership created under this Agreement.

          2.25 "Partnership Properties" or "Property" shall refer to the property described and further defined in Section 1.3.

          2.26 "Permitted Expenses". Any and all expenses incurred by the Partnership in connection with the acquisition, operation and maintenance of the Property as such expenses are more particularly described in Article XII herein, including but not limited to expenses incurred or required for developer contributions, payments relating to construction of utilities, legal and accounting matters, maintenance, taxes, insurance and management fees.

          2.27 "Profits or Losses" shall mean for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

          (a) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this Section 2.22 shall be added to such taxable income or loss;

          (b) Any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulation section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this Section 2.22, shall be subtracted from such taxable income or loss; and

          (c) Notwithstanding any other provision of this Section 2.26, any items which are specially allocated pursuant to Section 4.7 hereof shall not be taken into account in computing Profits or Losses.

          2.28 "Treasury Regulations or Treasury Regulation" shall mean the Income Tax Regulations promulgated by the United States Department of Treasury, as amended.

                                  ARTICLE III.

                    CAPITAL CONTRIBUTIONS AND RELATED MATTERS

          3.1 Initial Contributions: The capital to be contributed initially to the Partnership by the General Partners and all the Limited Partners shall be cash. The initial capital to be contributed by each of the General and Limited Partners shall be the sum set opposite his name on Exhibit B attached hereto. Each partners shall be personally liable to the Partnership to contribute to the capital of the Partnership the full amount of his initial capital contribution.

          3.2  Assessments or Additional Contributions:

          The General Partner at its option may, from time to time, call for assessments or additional contributions to cover Permitted Expenses. All calls for additional capital contributions or assessments shall be paid in the same proportion as the initial capital contributions, which are set forth on Exhibit B which is attached hereto and incorporated herein for all purposes.

          (a) Each Partner shall promptly pay his/her proportionate share of the additional capital contribution upon receipt of a written request from the General Partner for same, but in no event shall such additional capital contribution be paid later than thirty (30) days from the receipt of such written request.

          (b) If any Partner fails to pay his/her proportionate share of any required additional capital contribution within the thirty (30) day time period provided hereinabove, then such non-contributing Partner ("Defaulting Partner") shall be in default of his/her obligations pursuant to this Section 3.2. The General Partner shall notify the Defaulting Partner of such default in writing. Upon such notice to the Defaulting Partner, the other Partners ("Non-Defaulting Partners") who are not in default hereunder, or such of them as elect to do so, shall have the right but not the obligation to pay the Defaulting Partners' share of any required additional capital contribution and upon such payment the following shall occur:

               (i) The Non-Defaulting Partners paying the obligation of the Defaulting Partners shall be subrogated to all liens and rights securing the payment of the additional capital contribution required by the Non-Defaulting Partner;

               (ii) The Non-Defaulting Partners paying the obligations of the Defaulting Partner shall have an express contract lien, which is hereby granted by the Defaulting Partner, against the interest of the Defaulting Partner in the Partnership, which lien may be foreclosed upon in any manner provided by law for the foreclosure of contract lien;

               (iii) In addition to the foregoing remedies, the Defaulting Partner shall be obligated to assign and convey his/her interest in the Partnership to the Non-Defaulting Partners who pay the additional capital contribution of the Defaulting

          Partner. The conveyance shall be by special warranty deed and appropriate special warranty bill of sale which conveyancing requirements shall be specifically enforceable in any court of competent jurisdiction. Notwithstanding the foregoing provision, each Partner, by virtue of the execution hereof, hereby grants an irrevocable power of attorney to the General Partner, coupled with an interest which power of attorney shall become effective upon the default by any Partner as provided in this Section 3.2 and which General Power of Attorney is more particularly described in Section
          16.9 herein. The General Partner shall accordingly, be appointed the attorney-in-fact for the Defaulting Partner and shall have the express right and authority to assign and convey the Defaulting Partner's interest to the Non-Defaulting Partners acquiring same. The Non-Defaulting Partners shall additionally, acquire any and all other rights of the Defaulting Partner and the Defaulting Partner shall thereafter forfeit all rights, title and interest in the Partnership so conveyed. The Non-Defaulting Partners acquiring such Defaulting Partner's interest shall thereafter have all rights, title and interest to the Defaulting Partner's Partnership Interest in proportion to the amounts paid by the Non-Defaulting Partners and all capital accounts shall be adjusted accordingly.

          3.3 No Withdrawal of Capital Contributions: Except upon dissolution and liquidation of the Partnership, no Limited Partner shall have the right to withdraw his Capital Contribution.

          3.4 No Priority: No Limited Partner shall have priority over any other Limited Partner as to return of Capital Contributions, allocations of income, gain, losses, credits, deductions, or as to distributions of Distributable Cash.

          3.5 Temporary Investment of Partnership Capital: Partnership funds shall be held by the General Partner as fiduciary for the exclusive use of the Partnership and may be temporarily invested in (a) obligations with a maturity of one (1) year or less that are issued by the United States or its agencies,
(b) interest bearing bank accounts, or (c) money market funds. Interest thereon shall inure to the benefit of the Partnership.

          3.6 Capital Account; Unreturned Capital Contributions Account. An individual Capital Account shall be established, determined and maintained for each Partner in accordance with Treasury Regulation section 1.704-1(b)(2)(iv). Except as otherwise provided in Treasury Regulation 1.704-1(b)(2)(iv), each Partner's Capital Account (i) shall be credited with the cash and fair market value of property contributed to the Partnership by such Partner (net of liabilities encumbering such contributed property that the Partnership is considered to assume or take subject to under Code Section 752) and with such Partner's allocation of Partnership income and gain (or item thereof), including income and gain exempt from tax and gain described in section 1.704-1(b)(2)(iv)(g) of the Treasury Regulations, but excluding income and gain described in section 1.704-1(b)(4)(i) of the Treasury Regulations, and (ii) shall be debited with the cash and the fair market value of property distributed by the Partnership to such Partner (net of liabilities encumbering such contributed property that such Partner is considered to assume or take subject under Code Section for such

Partner's allocation of Partnership loss and deduction described in section 1.704-l(b)(2)(iv)(g) of the Treasury Regulations, but excluding loss or deduction described in section 1.704-l(b)(4)(i) or 1.704-l(b)(4)(iii) of the Treasury Regulations, and such Partner's distributive share of expenditures of the Partnership described in Code Section 705(a)(2)(B) (which shares shall be determined in accordance with such Partner's Ownership Interest). Each Partner shall have a single Capital Account that reflects all Ownership Interest, regardless of the class of interests owned by such Partner, the status of such Partner as either a General Partner or Limited Partner, or the time or manner in which each of such interests were acquired. A credit balance in a Partner's Capital Account shall constitute a liability of the Partnership to that Partner. A debit balance in a Limited Partner's Capital Account shall not constitute an obligation of that Limited Partner to the Partnership. A debit balance in a General Partner's Capital Account, whether occasioned by drawings in excess of the General Partner's Capital Account or the General Partner's share of Profits, or by Losses in excess of the General Partner's Capital Contributions and share of Profits, shall constitute an obligation of the General Partner to the Partnership, and the General Partner shall be required to make a cash contribution (hereinafter designated "Deficit Capital Account Contribution") of the Partnership within sixty (60) days after a "liquidation" of the Partnership, as the term "liquidation" is defined in Treasury Regulation Section 1.7041-(b)(2)(ii)(g). A General Partner's Deficit Capital Account Contribution shall be equal to the difference between (i) the negative balance of the General Partner's Capital Account and (ii) zero. A Deficit Capital Account Contribution by the General Partner shall not affect an increase in the General Partner's Partnership Interest.

                                   ARTICLE IV.

                   ALLOCATION OF DISTRIBUTIONS, PROFITS, GAIN
                   LOSSES, AND OTHER ITEMS AMONG THE PARTNERS

          4.1 Allocation of Profits or Losses from Operations. Profits or Losses for each fiscal period of the Partnership shall be allocated among the Partners in the proportion that the Capital Contribution of each Partner bears to the Capital Contributions of all Partners. Notwithstanding the foregoing, there shall in any event be allocated to the General Partner at least one percent (1%) of each item of Partnership income, gain, loss, deduction or credit from operations of the Partnership for each fiscal year. All allocations from disposition of assets shall be as set forth in Paragraph 4.5 below.

          4.2 Allocation Among Partners Subsequent to Assignment. The Profits or Losses of the Partnership attributable to any interest in the Partnership acquired by reason of an assignment from a Partner shall be allocated between the assignor and assignee based upon the length of time in any fiscal period of the Partnership, as measured by the effective date of the assignment (determined as specified in Section 8.2), during which the interest in the Partnership so assigned was owned by each of them.

          4.3 Capital Account Balance. A capital account shall be maintained for each Partner and each Partner's capital account shall be credited with (i) his Capital Contribution and (ii) his allocable share of Partnership income or gains and shall be debited with this allocable share of

Partnership deductions or losses and (ii) the amount of any distributions to him. No Partner with a negative balance in such Partner's capital account shall have any obligation to the Partnership or the other Partners to restore said negative balance, and such deficit in the capital account of any Partner shall not constitute an obligation of such Partner to the Partnership or the other Partners.

          4.4 Distribution of Partnership Funds. Distributable Cash shall be distributed within thirty (30) days after the beginning of each calendar quarter to the Partners in proportion to their ownership interest in the Partnership. In the event of liquidation pursuant to Section 9.2 hereof, liquidation proceeds shall be distributed in accordance with the Partners' positive capital account balances.

          4.5 Gain or Loss from a Disposition of Assets. Gain or loss arising from the sale or other disposition of Partnership assets shall be allocated to the Partners in proportion to their ownership interest in the Partnership. Loss shall be allocated to the Partners in proportion to their ownership interest in the Partnership.

          4.6 Recapture of Cost Recovery Deductions. Any recapture of cost recovery deductions shall be allocated to the Limited Partners and to the General Partner, to the extent that cost recovery deductions were allocated to each, but in no event to any Partner in excess of the total gain otherwise allocable to such Partners.

          4.7 Qualified Income Offset Provision. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation section 1.704-l(b)(2)(ii)(d)(4), 1.704-l(b)(2)(ii)(d)(5), or
1.704-l(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to such Partners in an amount and manner sufficient to eliminate the deficit balances in their Capital Accounts created by such adjustments, allocations or distributions as quickly as possible. Any special allocations of items or income or gain pursuant to this Section 4.7 shall be taken into account in computing subsequent allocations of Profits pursuant to this Article IV, so that the net amount of any items so allocated and the Profits, Losses and all other items allocated to each Partner pursuant to this Article IV shall, to the extent possible, be equal to the net amount that would have been allocated to each such Partner pursuant to the provisions of this Article IV if such unexpected adjustments, allocations or distributions had not occurred.

          4.8 Special Allocations: Election Requiring Adjustment to Basis. To the extent an adjustment to the adjusted tax basis of any Partnership Asset pursuant to Code Section 734(b) or Code Section 743(b) is required [pursuant to Treasury Regulation Section 1.704-17(b)(2)(iv)(m)] to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of such Partnership Asset) or loss (if such adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Treasury Regulation Section.

          4.9 Order of Applications. In making the distributions provided for in Sections.4.4 and 9.2 and in making the tax allocations provided for in this Article [ILLIGIBLE] such provisions shall be applied in the following order of priority (from first to last): (i) Section 4.3 to the extent of deficit capital accounts, (ii) Section 4.7, (iii) Section 4.4,
(iv) Section 4.5, (v) Section 4.6, and (vi) Section 9.2. These provisions shall be applied as if all distributions and allocations were made at the end of the Partnership's taxable year. Where any provisions depends on the Capital Account of any Partner, that Capital Account shall be determined after the operation of all provisions in the foregoing listing that precede such provision, with respect to the applicable year.

          4.10 Foreign Tax Withholdings. Unless a Partner provides the General Partner with satisfactory evidence that the General Partner is not required to deduct and withhold tax, pursuant to Code Sections 1441 through and including 1446 (and all other applicable withholding provisions of the Code), together with any Treasury Regulations promulgated thereunder, from any distributions to which such Partner is entitled, the General Partner is authorized and empowered to deduct and withhold tax from all distributions to which Code Sections 1441 through and including 1446 (and all other applicable withholding provisions of the Code) apply. The General Partner is further authorized and empowered to remit such withheld amounts to the Internal Revenue Service in accordance with said provisions of the Code.

                                   ARTICLE V.

                          MANAGEMENT OF THE PARTNERSHIP

          5.1 The Management Powers of the General Partner: The Partnership shall be managed by the General Partner. The General Partner shall have the full, exclusive and absolute right, power and authority to manage and control the Partnership and the property, assets and business thereof. The General Partner shall have all of the rights, powers and authority conferred upon it by law or under other provisions of this Agreement, subject to the restrictions specifically contained in this Agreement.

          5.2 Restrictions on Powers of the General Partner: Neither the General Partner nor any Affiliate thereof shall have the authority to:

          (a) Enter into contracts with the General Partner or its Affiliates which would bind the Partnership after the expulsion, adjudication or bankruptcy or insolvency of the General Partner, or to continue the business with Partnership assets after the occurrence of such event;

          (b) Alter the purpose of the Partnership as set forth in Section 1.3 above.

          (c) Receive from the Partnership a rebate or give up or participate in any reciprocal business arrangements which could enable it or an Affiliate to do so;

          (d) Cause the Partnership to purchase real property from, sell real property to, or enter into real property exchange agreements or leases (either as lessor or lessee) with the General Partner or its Affiliates:

          (e) Do any act in contravention of any separate certificate or agreement of limited partnership or of this Agreement or which would make it impossible to carry on the ordinary business of the Partnership;

          (f) Confess a judgment against the Partnership;

          (g) Possess any Partnership property or assign the rights of the Partnership in specific Partnership property for other than a Partnership purpose;

          (h) Admit a person as a General Partner except with the consent of the Limited Partners as provided for in this Partnership Agreement.

          (i) Receive any insurance brokerage fee or write any insurance policy covering the Partnership-or any of the Property;

          (j) Borrow money from the Partnership.

          (k) For so long as a mortgage lien exists against the Property the Partnership shall only incur indebtedness in an amount necessary to acquire, operate and maintain the Property. For so long as any mortgage lien exists on any of the Property the Partnership shall not incur, assume, or guaranty any other indebtedness. The Partnership shall not consolidate or merge with or into any other entity or convey or transfer its property and assets substantially as an entirety to any entity. For so long as a mortgage 1ien exists on any of the Property, the Partnership will not voluntarily commence a case with respect to itself, as debtor, under the Federal Bankruptcy Code or any similar federal or state statute. For so long as a mortgage lien exists on any of the Property, no material amendment to this Partnership Agreement may be made without first obtaining approval of the mortgagee holding a first mortgage on any of the Property.

          5.3 The Limited Partners Have No Management Powers: The Limited Partners shall have no voice or participation in the management of the Partnership business, and no power to bind the Partnership or to act on behalf of the Partnership in any manner whatsoever, except by specifically authorized voting rights contained in this Agreement.

          5.4 The General Partner's Duty to Devote Time: The General Partner shall devote such time and attention to the business of the Partnership as it shall determine, in the exercise of its reasonable judgment, to be necessary for the conduct of the Partnership business.

          5.5 General Partner May Engage in Other Activities: The General Partner shall have the right to engage in any other business (including, but not limited to, acting as a partner in other partnerships formed for the purpose of investing in real estate) and to compete, directly or indirectly, with the business of the Partnership, and neither the Partnership nor any Partners shall have any rights or claims as a result of such activities; and the Partners hereby waive any and all rights and claims which they may otherwise have against the General Partner as a result of such [ILLEGIBLE]

          5.6 Dealing with the Partnership: Subject to Section 5.2, the General Partner and any Affiliates thereof shall have the right to contract or otherwise deal with the Partnership for the sale, management, or lease of property, the rendition of services and other purposes, and to receive payments and fees from the Partnership in connection therewith as the General Partner shall determine, provided that such payments or fees, are comparable to the payments or fees that would be paid to unrelated persons providing the same property, goods or services to the Partnership, and provided that such agreements are terminable upon thirty (30) days' notice.

          5.7  Indemnity:

          (a) General. To the extent not inconsistent with applicable law, the Partnership, its receiver or its trustee, shall indemnify the General Partner or its employees, agents, affiliates, officers, directors, or assigns, against and save them harmless from any claim, demand, judgment, or liability, and against and from any loss, cost or expense (including, but not limited to, attorneys' fees and court costs, which may be paid by the Partnership as incurred), which may be made or imposed upon such person by reason of any (1) act performed for or on behalf of the Partnership or in furtherance of the Partnership business,
(2) inaction on the part of such persons, or (3) liabilities arising under federal and state securities laws to the extent permitted by law, so long as the General Partner has determined, in good faith, that such course of conduct was in the best interests of the Partnership and said conduct did not constitute gross negligence or gross misconduct.

          (b) Liability for Acts or Omissions. To the extent not inconsistent with applicable law, no General Partner, nor any officer, director, employee, agent, affiliate or assignee thereof, shall be liable, responsible or accountable in damages or otherwise to the Partnership or any Partner for any action taken or failure to act on behalf of the Partnership within the scope of the authority conferred on the General Partner by this agreement or by law; so long as the General Partner has determined, in good faith, that such course of conduct was in the best interests of the Partnership and said conduct did not constitute gross negligence or gross misconduct.

          (c) Indemnity Limitation. Notwithstanding the foregoing Section 5.7(a) and 5.7(b), none of the parties named therein shall be indemnified from any liability, loss or damage incurred by them in connection with (i) any claim or settlement involving allegations that the securities laws were violated by any of them unless they are successful in defending such action and such indemnification is specifically approved by a court of law or (ii) any liability for fraud, bad faith or gross negligence.

          (d) Indemnity Subordination. The indemnification set forth in this
Section 5.7 shall be fully subordinated to any obligations respecting the Property and shall not constitute a claim against the Partnership in the event that cash flow is insufficient to pay such obligations.

          5.8  Further Consent of the Limited Partners Not Required:

          (a) The Limited Partners hereby expressly acknowledge and agree that by the execution of this Agreement by their Attorney-in-Fact or personally, they have given their consent to all of the rights, powers and authority of the General Partner under this Agreement, to the free and unrestricted exercise thereof and to the doing of any act that the General Partner has the right, power or authority to do under this Agreement, including, but not limited to, the exercise by the General Partner of its rights, powers and authority to dissolve the Partnership, and to sell or otherwise dispose of all or any part of, or any interest in, the Property.

          (b) Notwithstanding anything contained in this section to the contrary, to the extent that any of the provisions of this section are inconsistent with the voting rights of the Limited Partners under the provisions of Section 11.3 hereof, the provisions of Section 11.3 hereof shall govern and control.

          5.9 Fiduciary Duty of the General Partner: The General Partner shall have fiduciary responsibility for the safekeeping and use of all funds, property and assets of the Partnership, whether or not in its immediate possession or control, and it shall not employ, or permit another to employ, such funds, property or assets in any manner except for the benefit of the Partnership.

          5.10 Reserves: The Partnership shall maintain reasonable reserves for normal repairs, replacements, working capital, and contingencies which may be increased or decreased as reasonably determined by the General Partner.

          5.11 Independent Director:

          (a) For so long as there remains any obligation by the Partnership to Noteholder under the Note, Second Note and/or Loan Documents, the General Partner shall be a Delaware limited liability company whose sole asset is its interest in the Partnership and the General Partner will at all times comply, and will cause the Partnership to comply, with each of the covenants, terms and provisions contained in Section 15.3 of this Agreement as if such representations, warranties or covenants were made directly by the General Partner. The General Partner shall be the sole manager of the Partnership. The General Partner shall at all times maintain one Independent Director ("Independent Director") reasonably satisfactory to Noteholder who shall not have been at the time of such individual's initial appointment and may not have been at any time during the preceding 5 years, and shall not be at any time while serving as Director of the General Partner: (i) a shareholder of, or an officer, director, partner, manager, or employee of the Partnership or the General Partner or any of their respective shareholders, partners, members, subsidiaries or affiliates; (ii) a customer of, or supplier to the Partnership or the General Partner or any of their respective shareholders, partners, members, subsidiaries or affiliates; (iii) a person or other entity controlling or under common control with any shareholder, officer, director, partner, member, employee, supplier or customer; or (iv) a member of the immediate family of any such shareholder, officer, director, partner, member, [ILLIGIBLE] used herein the term "control" means the possession directly or indirectly, of the power to direct or cause the direction of the management and policy of a person or entity, whether through ownership of voting securities, by contract or otherwise.

          (b) Without the consent of the Independent Director, the Partnership shall not: (i) engage in any business activity other than as set forth in
Section 15.3 hereof and the General Partnership shall engage solely in such business activities set forth in Section 15.3 hereof; (ii) dissolve or liquidate, in whole or in part; (iii) consolidate or merge with or into any other entity or conveyor transfer or lease the Partnership property and assets substantially as an entirety to any entity, and each subject also to the provisions of the Note, Second Note and Loan Documents; (iv) institute proceedings to be adjudicated, bankrupt or insolvent, or consent to the institution or bankruptcy or insolvency proceedings against the Partnership, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state laws relating to bankruptcy or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Partnership or a substantial part of property of the Partnership, or make any assignment for the benefit of creditors, or admit in writing the Partnership's inability to pay partnership debts generally as they become due or take partnership action in furtherance of any such action; or (v) amend any provisions of this Agreement relating to matters set forth in this
Section 5.11 or Section 15.3 of this Agreement.

                                   ARTICLE VI.

               COMPENSATION TO THE GENERAL PARTNER OR AFFILIATES

          The General Partner and any Affiliates thereof shall have the right to act as the manager of the Property for the purpose of the general management of the Property, including, but not limited to, the maintenance and leasing thereof, and shall be entitled to receive payments and fees from the Partnership in connection therewith as the General Partner shall determine, provided that such payments or fees are comparable to the payments or fees that would be paid to unrelated persons providing the same property, goods or services to the Partnership, and provided that such agreement shall be terminable upon thirty
(30) days' notice.

                                  ARTICLE VII.

                           BOOKS, RECORDS, AND REPORTS

          7.1 Books and Records: All books, records and accounts of the Partnership shall be kept at its principal office, or such other office as the General Partner may designate in writing for such purpose, and all Partners and their representatives shall at all reasonable times have access to such records for the purpose of inspecting or copying them. In addition, the General Partner shall maintain at the Partnership's principal office (i) a current list of the full names and last known business addresses of all Partners, separately identifying in alphabetical order of the General Partner and the Limited Partners; (ii) a copy of the certificate of limited partnership and all certificates of amendment thereto, together with executed copies of any powers of attorney pursuant to which any certificate of limited partnership was executed; (iii) copies of the Partnership's federal, state and local income tax returns and reports, if any, for the three (3) most recent years; and (iv) a copy of this Partnership Agreement, together with any amendments thereto, and copies of any financial statements of the Partnership for the three (3) most recent years.

          7.2 Fiscal Year: The end of the fiscal year of the Partnership shall be December 31.

          7.3 Annual Reports: Within one hundred twenty (120) days after the end of each fiscal year of the Partnership, the General Partner shall cause to be delivered to each person who was a Limited Partner at any time during the fiscal year, an annual report containing the following:

          (a) Financial statements of the Partnership, including, without limitation, a balance sheet as of the end of the Partnership's fiscal year and statements of income, Partners' equity and changes in financial position, for such fiscal year, which shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be accompanied by a report containing an opinion of a firm of independent certified public accountants designated by the General Partner;

          (b) A general description of the activities of the Partnership during the period covered by the report; and

          (c) A report of any material transactions between the Partnership and the General Partner or any of its Affiliates, including fees or compensation paid by the Partnership and the services performed by the General Partner or any such Affiliate for such fees or compensation.

        In the determination of the profits (and losses) of the Partnership to be reflected by its books and records, the certified public accountants so designated by the General Partner shall be governed by the provisions of this Agreement. In any circumstances when no provision may be applicable under the Code and regulations to the determination of any item, the accountants shall act in their discretion in such manner as may most consistently with prior practices properly reflect that item. If required by governmental agency or by principles of accounting, the accountants may cause adjustments to be made to the statements of the Partnership for financial reporting purposes.

          7.4 Interim Reports: The General Partner shall cause to be furnished to each Limited Partner periodic reports as deemed advisable by the General Partner and describing operations during the preceding semi-annual period, each of which reports may be unaudited. Each report shall also contain a description of any material event regarding the business of the Partnership during the period covered by the report.

          7.5 Preparation and Filing of Income Tax Returns and Other Writings. The General Partner shall cause the preparation and timely filing of all Partnership tax returns and shall timely file all other writings required by any governmental authority having jurisdiction to require such filing. In addition, the General Partner shall do the following on behalf of the Partnership:

          (a) The Partnership shall make those elections available to the Partnership which will accelerate deductions and defer income recognition to the extent the General Partner determines that such elections are in the best interests of the Partnership.

          (b) Upon the transfer of a Partner's Partnership Interest (in compliance with the provisions of this Partnership Agreement) or upon distribution of any of the Partnership Assets to any Partner, the Partner who is a party to such transfer or distribution may request that the Partnership make an election in accordance with applicable Treasury Regulations to cause the basis of the Partnership Assets to be adjusted for federal income tax purposes as provided by Code Sections 734 and 743, respectively. Such election shall be made only with the approval of the General Partner and the Majority Approval of the Limited Partners.

          (c) The Partnership shall elect (i) to deduct expenses incurred in organizing the Partnership ratably over a sixty (60) month period as provided in Code Section 709 and (ii) to deduct qualified start-up expenditures over a sixty
(60) month period as provided in Code Section 195.

          (d) No election shall be made by the Partnership or any Partner to be excluded from the application of any of the provisions of Subchapter K, Chapter 1 of Subtitle A of the Code, or any similar provisions of any applicable state tax laws.

          7.6 Filings With Regulatory Agencies: The General Partner, at Partnership expense, shall cause to be prepared and timely filed with appropriate federal and state regulatory and administrative bodies, all reports required to be filed with such entities under the current applicable laws, rules and regulations. Any Limited Partner shall be provided with a copy of such report upon request and without expense to him.

          7.7 Tax Matters Partner. In the event of an audit of the federal income tax return of the Partnership by the Internal Revenue Service, and pursuant to Code Section 6231 and related Code sections, the Partners hereby designate the General Partner as the tax matters partner of the Partnership (hereinafter designated "TMP". The TMP shall be specifically authorized by the

Partners to (i) engage attorneys and/or accountants to represent the Partnership in connection with such audit and any subsequent actions relating thereto, (ii) to negotiate and enter into an agreement with the Internal Revenue Service which shall be binding on all the Partners, (iii) to seek administrative and judicial review of any administrative adjustments of Partnership items made by the Internal Revenue Service, and (iv) to take such other actions which relate to the tax audit of the Partnership. The TMP shall inform the Partners of all administrative and judicial proceedings which may arise with respect to the Partnership's tax returns. The TMP shall provide each Partner with any adjustments proposed by the Internal Revenue Service. In the event a Partner other than the TMP receives a notice of a proposed adjustment from the Internal Revenue Service, such Partner shall, immediately upon receipt thereof, provide such notice to the TMP so that the TMP shall exercise ordinary business judgment in carrying out the duties and responsibilities designated above, and unless gross negligence, fraud, deceit or willful misconduct shall be involved, the TMP shall not be liable or obligated to the Partners for any mistake of fact or judgment made by the TMP in carrying out such duties and responsibilities which result in any loss to the Partners. The TMP shall, within ninety (90) days after the issuance of a final partnership administrative adjustment, file a petition for readjustment refund or redetermination of assessment in a court selected by the TMP if the filing of such a suit is approved by Majority Approval of the Limited Partners and if funds to prosecute the suit are available or are made available. The General Partner shall have not obligation to provide funds to defend any Partnership tax position. All expenses incurred by the Partnership in connection with any such audit or lawsuit shall be borne by the Partnership as an expense of operations if Partnership funds are used to pay such expenses. None of the provisions of this Section 7.7 is intended to authorize the TMP to take any action which is left to the determination of an individual Partner under Code sections 6222 through 6232.

                                  ARTICLE VIII.

               ASSIGNMENT OR SALE OF INTERESTS IN THE PARTNERSHIP

          8.1 Assignment of the Interest in the Partnership of the General
Partner: The General Partner shall have the free and unrestricted right to assign all of its interest in the proceeds of and distributions from the Partnership, or any part thereof. Said assignee, however, shall not become a General Partner without the consent of the General Partner and a Majority Vote.

          8.2  Assignment or Sale of Limited Partners' Interests:

          (a) Subject to the provisions of this Section 8.2, and Sections 8.3 and 8.4 hereof, a Limited Partner may assign or sell his/her interest in the Partnership; however, such assignment or sale shall not confer upon the Assignee or Purchaser any right to become a Substituted Limited Partner.

          (b) Any assignment must be by a written instrument, the terms of which are not in contravention of any of the provisions of this Agreement and no Partner may sell or dispose his/her interest in the Partnership except in strict accordance with the terms of this Agreement. Should any

Partner desire to sell or otherwise dispose of his Ownership Interest, he or she shall first deliver to each of the other Partners a written notice, which shall:

               (i) State his/her intention to sell or dispose of his/her interest or designated portion thereof;

               (ii) State the price and terms of the best bonafide offer he/she has received for the purchase of such interest or portion thereof, and the name and address of the offeror(s) making such offer; and

               (iii) Offer to sell such interest or portion thereof to such of the other Partners as are not then in default under this Agreement, on the same terms and condition, at any time within thirty (30) days after delivery of such written offer to such other Partners.

At any time during the thirty (30) day period after the delivery of such notice, the other Partners who are not in default hereunder shall have the prior right and option in proportion to their respective ownership interests hereunder, to purchase a11 of the undivided interest, or designated portion thereof, of the selling Partner, on the terms and at the price set forth in the offer. If more than one Partner elects to purchase the interest, then all of those Partners making such election shall purchase equal proportions of the interest offered for sale. If this option is not exercised by any such other Partners, the selling Partner, at any time within thirty (30) days after the thirty (30) day option period, may sell his/her undivided interest, or designated portion thereof, to the offeror(s) named in the offer, on the terms and at the price stated in such offer, provided that the named offeror(s), upon purchase of such undivided interest shall assume all (or the proportionate part) of the obligations of the selling Partner hereunder. If the sale is not consummated within such thirty (30) day period, the notice given to the other Partners shall be deemed to have expired, and a new notice and option shall be required before any sale or disposition is made of the undivided interest of the selling Partner.

          (c) An Assignee or transferee shall be entitled to receive distributions of cash or other property from the Partnership attributable to the Limited Partner's interest acquired by reason of such assignment or transfer from and after the effective date of the assignment or transfer of such interest to him; provided, however, that anything herein to the contrary notwithstanding, the Partnership and General Partner shall be entitled to treat the assignor or transferor of such interest as the absolute owner thereof in all respects, and shall incur no liability for allocations of income, gain, losses, credits, deductions, or distributions which are made in good faith to such assignor or transferor until such time as the written instrument of assignment or transfer has been received by the Partnership and the effective date of assignment or transfer has passed.

          (d) The effective date of an assignment or transfer of a Limited Partner's interest (of which assignment or transfer the Partnership has actual notice) shall be no later than the last day of the calendar month following receipt of notice of assignment and required documentation.

          8.3 No Assignment Allowed Under Certain Circumstances: Anything herein contained to the contrary notwithstanding, no Limited Partner shall have the right to assign his interest in the Partnership, or any portion thereof, if:

          (a) the General Partner has not given its prior written consent;

          (b) if the transfer would result in a termination of the Partnership pursuant to Section 708 of the Code or adversely affect the classification of the Partnership as a partnership for tax purposes, or violate any applicable provision of federal or state securities laws or cause the original offering of any Ownership Interest in the Partnership to violate any applicable provision of federal or state securities laws; and

          (c) The Limited Partner requesting the assignment shall bear all expenses and costs incurred by the Partnership in effecting the assignment, including, but not limited to, tax preparation of allocations and any legal or other costs.

          8.4  Substituted Limited Partners:

          (a) The assignee of a Limited Partner shall not become a substituted Limited Partner ("Substituted Limited Partner") in respect thereof unless the General Partner gives its express written consent to such substitution (which consent may be withheld in its absolute discretion) and receives such instruments and documents, and a reasonable transfer fee, as the General Partner shall require.

          (b) The assignor Limited Partner shall cease to be, and the assignee shall become, a Limited Partner, as to the Limited Partnership interest so assigned, as of the date on which the assignee has satisfied the requirements set forth above and as of the date of effectiveness, and thereafter the assignor Limited Partner shall have no further rights or obligations with respect to the Partnership.

          (c). The General Partner is hereby authorized to do all things necessary to effect the admission of any such Substituted Limited Partner, including, but not limited to, the filing of an amended certificate of limited partnership, and each Limited Partner hereby agrees (and each Substituted Limited Partner, upon the execution of the instruments referred to in Section 8.4(a) hereof, shall be deemed to have agreed) that he shall, at the request of the General Partner, execute and deliver any such amended certificate of limited partnership.

          (d) Unless and until any Assignee, transferee, heir or legatee becomes a Substituted Limited Partner, his status and rights shall be limited to the rights of an Assignee of a limited partnership interest. An Assignee who does not become a Substituted Limited Partner shall have not right to inspect the Partnership's books or to vote on any of the matters on which a Limited Partner would be entitled to vote. An Assignee who does not become a Substituted Limited Partner shall be only entitled to receive the allocation of income, gain, losses, credits, deductions, and [ILLEGIBLE] otherwise be entitled under this Agreement.

          (e) The General Partner shall cause the Partnership Agreement or any separate certificate of limited partnership to be amended to reflect the substitution of Limited Partners at least once each calendar quarter.

          (f) Any person admitted to the Partnership as a Substituted Limited Partner shall be subject to and bound by all the provisions of this Agreement as if originally a party to this Agreement.

          8.5 Death, Insanity or Incompetency of a Limited Partner: The death, insanity, incompetency or bankruptcy of a Limited Partner shall not dissolve the Partnership. In such event, the executors or administrators of the estate of the deceased Limited Partner, the legal representative of the estate of the insane or incompetent Limited Partner or the successors in interest to the bankrupt Limited Partner shall, for the purpose of settling the estate, have all of the rights of such Limited Partner, including the same rights, subject to the same limitations, that such Limited Partner would have had under the provisions of this Article to assign his interest in the Partnership and to provide in the instrument of assignment that the assignee, if the General Partner so consents in writing and if the other requirements set forth in this Article are satisfied, may become a Substituted Limited Partner, in accordance with the procedures set forth in this Article. The estate of the deceased, insane, incompetent or bankrupt Limited Partner shall nevertheless continue to be liable for all of his obligations as a Limited Partner.

          8.6  Bankruptcy, Creditor Alienation or Divorce:

          (a) In the event that any Partner shall be declared a "Debtor" pursuant to any provision under the United States Bankruptcy Code, as amended, or in the event that any Partner's undivided interest shall become subject to the rights of third party creditors, or to the claims of any person who is not a Partner hereunder, including any interest passing to a non-Partner spouse of a Partner pursuant to the terms of a divorce decree or property settlement agreement, such events hereinafter collectively referred to as "Event of Loss", then, in such Event of Loss, that portion of the Partner's undivided interest that shall be affected by the Event of Loss (hereinafter called "Affected Interest") shall, at the option of each of the remaining Partners, be purchased by those remaining Partners selecting to participate therein in proportion to their respective ownership interests, at a price equal to the fair market value of such Affected Interest as agreed upon by the parties thereto, or in the event no agreement can be reached, as hereinafter set forth.

          (b) Upon the occurrence of an Event of Loss, the Partner owning the Affected Interest shall immediately notify the General Partner of the Event of Loss and the amount of the Affected Interest. The General Partner shall, in turn, notify such of the remaining non-defaulting Partners of the same. Any remaining Partners desiring to participate in the purchase of the Affected Interest shall notify the Partner of the Affected Interest, or his/her agent, successor, or assigns, within fifteen (15) days after receipt of notice from the General Partner of their election to purchase the Affected Interest. If the Partner owning the Affected Interest, or his/her agent, successor or assign and the participating Partners agree upon the terms and [ILLEGIBLE] purchase and sale shall occur within thirty (30) days thereafter. If the foregoing parties are unable to agree upon the terms and price, then the participating Partners shall thereafter, at their own expense, have a period of thirty (30) days within which to appoint a qualified real estate appraiser to value the Affected Interest. Upon receipt of the notice from the participating remaining Partners, Partners owning the Affected Interest, or his/her agent, successor, or assign, shall likewise appoint a qualified real estate appraiser to value the Affected Interest within thirty (30) days after receipt of such notice. In the event that the Partner of the Affected Interest, or his/her agent, successor, or assign shall fail to appoint an appraiser within the time specified, those participating Partners desiring to purchase the Affected Interest shall appoint a second appraiser. Upon the appointment of the two (2) appraisers, a third qualified real estate appraiser shall be appointed by the first two appraisers, and the Affected Interest shall be appraised at the cash value determined by a majority of the appointed appraisers. Once the price of the Affected Interest is determined by the appraisers, those participating Partners shall have a period of thirty (30) days thereafter within which to purchase the Affected Interest at the price determined by such appraisal which shall be payable in cash. The rights of the Partners electing to purchase the Affected Interest hereunder may be specifically enforced. As used herein, qualified appraiser shall mean a real estate appraiser having a minimum of five
(5) years experience in appraising commercial real estate in the market area in which the Property is located.

                                   ARTICLE IX.

                 DISSOLUTION AND TERMINATION OF THE PARTNERSHIP

          9.1 Dissolution: The Partnership shall be dissolved and terminated upon the earlier to occur of the following:

          (a) The expulsion, adjudication of bankruptcy, insolvency or dissolution and liquidation of the General Partner if a Majority Vote of the Limited Partners fail to continue the Partnership as provided in Section 10.1;

          (b) A vote of eighty percent (80%) in interest in favor of dissolution and termination of the Partnership;

          (c) The expiration of the term of the Partnership;

          (d) The sale or other disposition of all or substantially all of the assets of the Partnership.

          9.2  Liquidation:

          (a) In the event of dissolution as provided in Section 9.1 above, and there has been no election to continue the Partnership as provided for in this Agreement, the assets of the Partnership shall be liquidated, subject to the provisions in Section 9.3, paid and distributed as follows provided that the Partners of liquidating agent shall determine, by appraisal or other reasonable means the fair market value of any properties distributed in kind to the Partners, and the

Partner's capital account shall first be debited or credited as if such properties had been sold at such fair market value:

               (i) All of the Partnership's debts and liabilities to persons other than Partners shall be paid and discharged, but excluding secured creditors whose obligations will be assumed or otherwise transferred on the liquidation of Partnership assets, with any reserve deemed necessary by the General Partner for the payment of such debts being set aside;

               (ii) All of the Partnership's debts and liabilities to Partners shall be paid and discharged;

               (iii) To the Partners in accordance with Section 4.4(d) hereof;
          and

               (iv) The balance of the assets of the Partnership shall be distributed to the Partners in accordance with Section 4.5. hereof.

          (b) Upon dissolution, each Limited Partner shall look solely to the assets of the Partnership for the return of his Capital Contribution, and shall be entitled only to a distribution of Partnership property and assets in return thereof, unless otherwise allowed by the General Partner. If the Partnership property remaining after the payment or discharge of the debts and liabilities of the Partnership is insufficient to return the Capital Contribution of each Limited Partner, such Limited Partner shall have no recourse against the General Partner or any other Limited Partner. The winding up of the affairs of the Partnership and the distribution of its assets shall be conducted exclusively by the General Partner, who is hereby authorized to do any and all acts and things authorized by law for these purposes, including, without limitation, selling any Partnership assets the General Partner deems necessary or appropriate to sell. In the event of dissolution, death, or bankruptcy of the General Partner or removal of the General Partner by the Limited Partners, as provided herein, and there is a failure to appoint a new General Partner, the winding up of the affairs of the Partnership and the distribution of its assets shall be conducted by such person(s) or entity(ies) as may be selected by Majority Vote. In such event said person(s) or entity(ies) is (are) hereby authorized to do any and all acts and things authorized by law for these purposes.

          9.3 Distribution in Kind: If the General Partner or other liquidator determines that a portion of the Partnership's assets should be distributed in kind to the Partners, it shall obtain an independent appraisal of the fair market value of each such asset as of a date reasonably close to the date of liquidation. Any unrealized appreciation or depreciation with respect to any asset to be distributed in kind shall be allocated among the Partners in accordance with the provisions of Article IV hereof and, assuming that the assets were sold for the appraised value, shall be taken into consideration in determining the balance in the Partners' capital accounts as of the date of final liquidation. Distribution of any such assets in kind to a Partner shall be considered a distribution of an amount equal to the asset's fair market value for purposes of Section 9.2.

          9.4 Termination: Upon the completion of the distribution of Partnership assets as provided in Section 9.2 and/or 9.3, the Partnership shall be terminated, and the General Partner or other person acting as liquidator (or the Partners, if necessary) shall cause the certificate of limited partnership of the Partnership to be canceled and shall take such other actions as may be necessary to terminate the Partnership.

          9.5 Dissolution Limitation: Subject to applicable law, dissolution of the Partnership shall not occur so long as the Partnership remains mortgagor of the Property.

                                   ARTICLE X.

                        TERMINATION OF A GENERAL PARTNER

          10.1 Death, Legal Incapacity, Dissolution, Withdrawal, Removal or
Bankruptcy: Not less than ninety (90) days prior to dissolving or withdrawing from the Partnership, any departing General Partner shall give written notice of his intentions to all Limited Partners. The legal incapacity, dissolution, withdrawal, removal or bankruptcy of the General Partner shall dissolve the Partnership and the Partnership shall be liquidated, unless by Majority Vote of the Limited Partners one or more new General Partners is elected in place thereof to continue the Partnership business.

          10.2 Removal of a General Partner: The Limited Partners, upon a vote of eighty percent (80%) in interest may remove the General Partner. Written notice of such determination setting forth the effective date of such removal shall be served upon the General Partner so removed, and as of the effective date, shall terminate all of such person's rights and powers as a General Partner or its affiliate's right to be compensated under Article VI and except for the General Partner's rights under Section 10.3 below.

          10.3 Continuing Interest of Terminated General Partner: In the event of the death, legal incapacity, dissolution, withdrawal, removal pursuant to the terms herein, or bankruptcy of a General Partner and if the Partnership is not continued, then the Partnership shall be liquidated and terminated and the Partnership's assets distributed in accordance with Article IX. Upon the retirement, death, legal incapacity, dissolution, withdrawal, removal pursuant to the terms herein, or bankruptcy of a General Partner if the Partnership is continued, then such General Partner or his or its successor-in-interest shall thereupon become, and hold his interest in the Partnership as a Limited Partner of the Partnership without voting rights (provided, however, he shall nevertheless be allocated the same share of the income, gain, losses, credits, deductions, and Distributions of the Partnership, and shall nevertheless be entitled to receive the same payments from the Partnership, as he would have been allocated and entitled to receive had he continued to be a General Partner with respect to his interest in the Partnership.

          10.4 Termination of Executory Contracts with General Partner or
Affiliates: Upon removal or withdrawal of a General Partner pursuant to the terms herein, all executory contracts between the Partnership and the terminating General Partner or any Affiliates thereof may be terminated by the Partnership effective upon thirty (30) days prior written notice of such termination to the party so terminated. The terminating General Partner or any Affiliate thereof may also terminate and cancel any such executory contract effective upon thirty (30) days prior written notice of such termination and cancellation given to the new General Partner, if any, or the Partnership.

          10.5 Reports After Removal: Within ninety (90) days after the Limited Partners have voted to remove a General Partner, pursuant to the terms herein, the General Partner shall have prepared, at Partnership expense, audited financial statements (balance sheet, statement of income or loss, statement of Partners' equity, and statement of changes in financial position) prepared in accordance with generally accepted accounting principles by an independent accounting firm, and shall cause such statements to be mailed to the Limited Partners as soon as possible after receipt thereof.

                                   ARTICLE XI.

                           MEETINGS AND VOTING RIGHTS

          11.1 Notice of Meetings: The General Partner may at any time call a meeting or a vote of the Limited Partners. In addition, the General Partner shall call for a meeting or vote and give written notice thereof within ten (10) days following receipt of written request therefor of Limited Partners holding more than twenty-five percent (25%) of the Ownership Interest. In accordance with Section 16.1(a), the General Partner shall give notice of any such meeting or vote to all Partners of record as of the date of mailing and to the most recent addresses shown on the records of the Partnership, which notice shall include the purpose or requested purpose of such meeting or vote. Any such meeting or vote shall be held not less than fifteen (15) nor more than sixty
(60) days following mailing of the notice. Notice given in the foregoing manner shall be deemed complete forty-eight (48) hours after its deposit by the General Partner in any regular U.S. Postal Service depository. All expenses of the meeting or vote and of notice thereof shall be borne by the Partnership.

          11.2 One Vote Per One Percent of Ownership Interest: A Limited Partner shall be entitled to cast one(1) vote for each percentage of interest in the Partnership which he owns: (a) at a meeting, in person, by written proxy or by a signed writing directing the manner in which he desires that his vote be case, which writing must be received by the General Partner prior to such meeting; or
(b) without a meeting, by a signed writing directing the manner in which he desires that his vote be cast, which writing must be received by the General Partner prior to the date upon which the votes of Limited Partners are to be counted. Only the votes of Limited Partners of record as of the date of such meeting or vote shall be counted. The laws of Texas pertaining to the validity and use of corporate proxies shall govern the validity and use of proxies given by Limited Partners.

          11.3 Voting Rights of the Limited Partners:

          (a) The Limited Partners shall have the right, by a vote of Eighty Percent (80%) in interest to effect the following:

               (i) Removal of the General Partner as provided in Section 10.2;
and

               (ii) Termination and dissolution of the Partnership;

          (b) Limited Partners shall have the right, by Majority Vote, to effect the following:

               (i) Election of a successor General Partner;

               (ii) Amendment of this Agreement, except as provided for in
Article XIII, "Amendments of Partnership Documents"; and

               (iii) Sale of all or substantially all of the Partnership
Property.

          11.4 Consents: Any action which may be taken by Partners at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by the owners of the Ownership Interest having not less than the minimum interests that would be necessary to authorized or take that action at a meeting. Any such consent may be signed in counterpart.

                                  ARTICLE XII.

                              PARTNERSHIP EXPENSES

          12.1 Reimbursement to General Partners: The Partnership shall reimburse the General Partner for the actual cost of acquiring maintaining and leasing the Property incurred and paid by it.

          12.2 Direct Payment of Partnership Expenses: All of the Partnership expenses shall be billed directly to and paid by the Partnership. In the event that the General Partner advances funds to the Partnership to pay operating expenses or directly pays such expenses, he shall be fully reimbursed by the Partnership.

          12.3 Payment of Expenses of the Partnership: The Partnership will pay the following expenses:

          (a)  Organization Expenses;

          (b) Expenses of the Property, which may include, but are not limited to: (1) all costs of personnel employed by the Partnership, including persons who may also be employees of the General Partner, only to the extent that such employees may provide services not included within any property management fee received by the General Partner or an Affiliate and which would not normally be included within a comparable fee charged by an independent, unaffiliated property management company (including the fees set forth in Article VI hereof);
(2) all operational costs of the Property, including taxes, utilities, insurance, cost of maintenance and repair mortgage payments, and all costs of borrowed money, taxes, and assessments on the Property and other taxes applicable to the Partnership; (3) legal, accounting, brokerage, and other fees including auditing expenses of the Property conducted on the Property and not within the scope of Partnership administration expenses as set forth below; (4) fees and expenses paid to contractors, lenders, mortgage bankers, brokers and servicers, leasing agents, consultants, on-site managers, real estate brokers, insurance brokers, and other agents (including the fees set forth in Article VI hereof); (5) expenses in connection with the acquisition and disposition of the Property (including appraisers' fees, legal and accounting fees, and engineering fees), and expenses in connection with the disposition, replacement, alteration, repair, remodeling, refurbishment, leasing and operation of the Property (including the costs and expenses of foreclosures, legal and accounting fees, insurance premiums, real estate brokerage and leasing commissions, and or maintenance connected with the Property);

          (d) Expenses of Partnership Administration, including all accounting, documentation, professional, and reporting expenses of the Partnership, which may include, but are not limited to: (1) preparation and documentation of Partnership bookkeeping, accounting, and audits; (2) preparation and projections, and working capital requirements; (3) preparation and documentation of Partnership state and federal tax returns; (4) printing, engraving, and other expenses and taxes incurred in connection with the issuance, distribution, transfer, registration, and recording of documents evidencing ownership of an interest in the Partnership or in connection with the business of the Partnership; (5) expenses of insurance as required in connection with the business of the Partnership; (6) expenses in connection with Distributions made by the Partnership to, and communications, bookkeeping and clerical work necessary in maintaining relations with, Limited Partners; (7) expenses in connection with preparing and mailing reports required to be furnished to Limited Partners for investor, tax reporting, or other purposes, or expenses associated with furnishing reports to Limited Partners which the General Partner deems to be in the best interests of the Partnership; (8) expenses of revising, amending, converting, modifying, or terminating the Partnership; (9) costs incurred in connection with any litigation in which the Partnership is involved as well as any examination, investigation, or other proceedings conducted by any regulatory agency of the Partnership, including legal and accounting fees incurred in connection therewith; (10) costs of any computer equipment or services used for or by the Partnership; (11) costs of any accounting, statistical, or bookkeeping equipment necessary for the maintenance of the books and records of the Partnership; (12) the costs of preparation and dissemination of informational material and documentation relating to potential sale, refinancing, or other disposition of the Property; (13) supervision and expenses of professionals employed by the Partnership in connection with any of the foregoing, including attorneys, accountants, and appraisers, and (14) other Partnership administration expenses;

          (e) Other expenses necessary or advisable for the operation of the business of the Partnership.

                                  ARTICLE XIII.

                       AMENDMENTS OF PARTNERSHIP DOCUMENTS

          13.1 Amendments in General: Except as otherwise provided in this Agreement, this Agreement may be amended with the consent of the General Partner and by a Majority Vote of the Limited Partners.

          13.2 Amendments Requiring Greater than a Majority Vote: Any provision of this Agreement that requires the consent of greater than a Majority Vote may be amended only by whatever vote of the Partners is necessary under the provision proposed to be amended.

          13.3 Amendments Without Consent of Limited Partners: In addition to any amendments otherwise authorized herein, amendments may be made to this Agreement from time to time by the General Partner, without the consent of any of the Limited Partners: (a) to add to the representations, duties or obligations of the General Partner or to surrender any right or power granted to the General Partner herein, for the benefit of the Limited Partners; (b) to correct any error or resolve any ambiguity in or inconsistency among any of the provisions hereof, or to make any other provisions with respect to matters or questions arising under this Agreement; (c) to delete or add any provision of this Agreement required to b so deleted or added by any federal or state securities commission, or similar governmental authority for the benefit or protection of the Limited Partners; (d) to add to or change the name of the Partnership, if such addition or change is necessary to protect the limited liability of the Limited Partners or to comply with applicable federal or state law or the rules or regulations of any governmental agency; (e) to amend this Agreement and any separate certificate of limited partnership to admit additional limited partners pursuant to Article III or to delete the Original Limited Partner from the Partnership.

          13.4 Amendments Needing Consent of Affected Partners: Notwithstanding any other provision of this Agreement, without the consent of the Partner or Partners to be adversely affected by any amendment to this Agreement, this Agreement may not be amended to (a) convert a Limited Partner's interest to a General Partner's interest, (b) modify the limited liability of a Limited Partner, (c) alter the interest of a Partner in income, gain, losses, deductions, credits, and Distributable Cash, (d) increase, add or alter any obligation of any Partner, or (e) alter any provisions of Articles IV, VI, X, and this Section 13.4.

          13.5 Amendments After Change of Law: This Agreement and any other Partnership documents may be amended and refiled, if necessary, by the General Partner without the consent of the Limited Partners if there occurs any change (including adoption of a new limited partnership law for the State of Texas that permits or requires an amendment of this Agreement under the Act or of any other Partnership document under applicable law, so long as no Partner is adversely affected [or consent is given by such Partner]).

                                  ARTICLE XIV.

                                   BORROWINGS

          14.1 Loans by the General Partner to Partnership: The General Partner may, in its discretion, advance monies to the Partnership for use in its operations. The aggregate amount of such advances shall be an obligation of the Partnership to the General Partner in accordance with the terms of the advances out of Partnership funds with interest at the prime lending rate or at the highest rate permitted by the applicable usury law, whichever is less. Such advances shall be deemed a loan by the General Partner to the Partnership and shall not be deemed a capital contribution.

          14.2 Loans by the Partnership to the General Partner or Others: The Partnership shall not make any loans to the General Partner or to any other person.

                                   ARTICLE XV.

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTNERS

          15.1 General Partner: The General Partner warrants, represents and covenants to the Limited Partners as follows:

          (a) The General Partner (and its signatory to this Agreement) has all authority required to enter into this Agreement and have obtained all requisite covenant and approvals and, when executed by the General Partner's signatory, this Agreement will be binding on the General Partner subject only to the Limited Partners' due execution (personally or by Attorney-in-Fact) of the Agreement.

          (b) The General Partner covenants and agrees, for the benefit of the Limited Partners, that throughout the term of this Agreement it will at all times use its best efforts, acting as a fiduciary on behalf of the Limited Partners, to: (i) perform or cause to be performed its obligations under this Agreement and all other agreements and documents executed in furtherance or in connection with this Agreement and (ii) do or cause to be done all things necessary or proper within its power or control to protect the rights of the Limited Partners.

          (c) The Partnership has, or shall acquire, good title to the real and personal property constituting the Property and the Partnership has obtained an adequate policy of title insurance regarding the Property.

          (d) The General Partner has and will maintain a net worth sufficient to meet the existing requirements of applicable regulations, rulings and policies of the Internal Revenue Service in order that the Partnership be in a position to be classified as a partnership for Federal income tax purposes.

          15.2 Indemnification by the General Partner: The General Partner agrees to indemnify, hold harmless and defend the Partnership against any and all loss, damage, liability or expense arising directly from or as a result of the General Partner's gross negligence, gross misconduct, breach of fiduciary duty, or breach of a term, representation, condition or covenant of this Agreement.

          15.3 Separateness Covenants. For so long as any mortgage lien exists on any of the Property, in order to preserve and ensure its separate and distinct identity, in addition to the other provisions set forth in this Partnership Agreement, the Partnership shall conduct its affairs in accordance with the following provisions:

          (a) It shall not engage in any business or activity other than the ownership, operation and maintenance of the Property, and activities incidental thereto;

          (b) It shall not acquire or own any material assets other than (A) the Property, and (B) such incidental Personal Property as may be necessary for the operation of the Property;

          (c) It shall not merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent;

          (d) It shall not fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with this Agreement, Articles or Certificate of Incorporation, Operating Agreement or similar organizational documents, as the case may be, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect the ability of the Partnership to perform its obligations hereunder, under the Note or under the Loan Documents;

          (e) It shall not own any subsidiary or make any investment in, any person or entity without the consent of Lender;

          (f) It will maintain its accounts, books and records separate from any other person or entity;

          (g) It will maintain its books, records, resolutions and agreements as official records;

          (h) It will not commingle its funds or assets with those of any other entity;

          (i) It will hold its assets in its own name:

          j) It will conduct its business in its name;

          (k) It will maintain its financial statements, accounting records and other entity documents separate from any other person or entity;

          (1) It will pay its own liabilities out of its own funds and assets;

          (m) It will observe all partnership, corporate or limited liability company formalities as applicable;

          (n) It will maintain an arms-length relationship with its affiliates;

          (o) It will have no indebtedness other than the Note and, together with the other documents, instruments and agreements executed in connection therewith, the "Loan Documents"), and unsecured trade payables in the ordinary course of business relating to the ownership and operation of the Property which
(1) do not exceed, at anytime, a maximum amount of one percent (1%) of the original principal amount of the Note and (2) are paid within thirty (30) days of the date incurred;

          (p) It will not assume or guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of any other entity except for the Indebtedness;

          (q) It will not acquire obligations or securities of its partners, members or shareholders;

          (r) It will allocate fairly and reasonably shared expenses, including, without limitation, shared office space and uses separate stationery, invoices and checks;

          (s) Except pursuant hereto and pursuant to the Loan Documents, it has not and will not pledge its assets for the benefit of any other person or entity;

          (t) It will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other person or entity, and will not fail to correct any misunderstanding as to its separateness or distinction from any of its affiliates;

          (u) It will not make loans to any person or entity;

          (v) It will not identify its partners, members or shareholders, or any affiliates of any of them as a division or part of it;

          (w) It will not enter into or be a party to, any transaction with its partners, members, shareholders or its affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are not less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party;

          (x) It will pay the salaries of its own employees from its own funds; and

          (y) It will maintain adequate capital in light of its contemplated business operations.

                                  ARTICLE XVI.

                            MISCELLANEOUS PROVISIONS

          16.1 Notices.

          (a) Any written notice, offer, demand or communication required or permitted to be given by any provision of this Agreement shall be deemed to have been sufficiently given for all purposes if delivered personally to the party to whom the same is directed or if sent by certified mail, return receipt requested, addressed (1) if to the General Partner, to the principal place of business and office of the Partnership specified in this Agreement and (2) if to a Limited Partner, to such Limited Partner's address as set forth on Exhibit B attached hereto.

          (b) Any such notice that is sent by certified mail, return receipt requested, shall be deemed to be given two (2) days after the date on which the same is mailed.

          (c) The General Partner may change its address for purposes of this Agreement by giving written notice of such change to the Limited Partners, and any Limited Partner may change his address for purposes of this Agreement by giving written notice of such change to the General Partner, in the manner hereinbefore provided for the giving of notices.

          16.2 Article and Section Headings: The Article and Section headings in this Agreement are inserted for convenience and identification only and are in no way intended to define or limit the scope, extent or intent of this Agreement or any of the provisions hereof.

          16.3 Construction: Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other. If any language is stricken or deleted from this Agreement, such language shall be deemed never to have appeared herein and no other implication shall be drawn therefrom.

          16.4 Severability: If any covenant, condition, term or provision of this Agreement is illegal, or if the application thereof to any person or in any circumstance shall to any extent be judicially determined to be invalid or unenforceable, the remainder of this Agreement, or the application of such covenant, condition, term or provision to person or in circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each covenant, condition, term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

          16.5 Governing Law: This Agreement shall be construed and enforced in accordance with, and governed by Texas law.

          16.6 Counterparts: This Agreement may be executed in one or more counterparts, each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Agreement.

          16.7 Entire Agreement: This Agreement constitutes the entire agreement of the parties. All prior agreements among the parties, whether written or oral, are merged herein and shall be of no force or effect. This Agreement cannot be changed, modified or discharged orally but only by an agreement in writing. There are no representations, warranties, or agreements other than those set forth in this Agreement.

          16.8 Amended Certificates of Limited Partnership: The Limited Partners hereby agree to execute an amended certificate of limited partnership whenever the execution of an amended certificate of limited partnership is requested by the General Partner, and they agree to execute such other instruments and documents, and to perform such other acts, as may be required to comply with the Act for the valid formation and existence of the Partnership, as a limited partnership thereunder, whenever the execution or performance thereof shall be requested by the General Partner, all within ten (10) days after the request by the General Partner. In the event that any of the provisions of any amended Certificate of Limited Partnership shall be inconsistent with any of the provisions of this Agreement (if they are different documents), the provisions of this Agreement shall govern and control as among the parties.

          16.9 Power of Attorney to the General Partner:

          (a) Each Limited Partner hereby makes, constitutes, and appoints the General Partner and any person designated by its, with full substitution, his agent and attorney-in-fact in his name, place and stead, to make, execute, swear to and acknowledge, amend, file, record and deliver the following documents and nay other documents deemed by the General Partner necessary for the business of the Partnership: (1) any certificate of limited partnership, or amendments thereto, required or permitted to be filed on behalf of the Partnership, and any and all certificates as necessary to qualify or continue the Partnership as a limited partnership or partnership wherein the Limited Partners thereof have limited liability in the states where the Partnership may be doing business, and all instruments which effect a change or modification of the Partnership in accordance with this Agreement; (2) the Limited Partnership Agreement and any amendments thereto in accordance with this Agreement; (3) any and all financing statements and other evidences of security interests deemed necessary by the General Partner to perfect any lien of the Partnership against the interest of a Limited Partner in the Partnership; (4) any other instrument which is now or which may hereafter be required or advisable to be filed for or on behalf of the Partnership; (5) any document which may be required to effect the continuation of the Partnership, the admission of an additional or Substituted Limited Partner, or the dissolution and termination of the Partnership (provided such continuation, admission or dissolution and termination is in accordance with the terms of this Agreement), or to reflect any reductions in amount of contributions of Partners; and (6) any document necessary to carry out the remedies for default provided in this Agreement; in each case having the power to execute such instruments on his behalf, whether the undersigned approved of such action or not.

          (b) This Power of Attorney is a special Power of Attorney coupled with an interest, and shall not be revoked and shall survive the assignment, delivery, or transfer by the undersigned of all or part of his interest in the Partnership and, being coupled with an interest, shall survive the death or disability or cessation of the existence as a legal entity of the undersigned; except that where the assignee has been approved by said attorney, as General Partner of the Partnership, for admission to the Partnership as a Substituted Limited Partner, this Power of Attorney shall survive the delivery of such assignment for the sole purpose of enabling said attorney to execute, acknowledge and file any instrument necessary to effectuate said substitution.

          (c) Each Limited Partner hereby gives and grants to his said attorney full power and authority to do and perform each and every act and thing whatsoever requisite, necessary or appropriate to be done in or in connection with this Power of Attorney as fully to all intents and purposes as he might or could do if personally present, hereby ratifying all that his said attorney shall lawfully do or cause to be done by virtue of this Power of Attorney.

          (d) The existence of this Power of Attorney shall not preclude execution of any such instrument by the undersigned individually on any such matter. A person dealing with the Partnership may conclusively presume and rely on the fact that any such instrument executed by such agent and Attorney-in-Fact is authorized, regular and binding without further inquiry. (a)

          (e) The appointment of the General Partner as Attorney-in-Fact pursuant to this Power of Attorney automatically shall terminate as to such person at such time as he ceases to be the General Partner and from such time shall be effective only as to the substitute general partner designated or elected pursuant to this Agreement.

          (f) This Power of Attorney may be exercised by the General Partner by a facsimile signature of one of its officers, or by listing all of the Limited Partners executing any instrument with a single signature of one of the officers of the General Partner acting as Attorney-in-Fact for all of them.

          (g) The General Partner, as Attorney-in-Fact pursuant to this Power of Attorney shall indemnify and hold harmless any and all third parties accepting the acts of the General Partner under this Power of Attorney.

          16.10 Further Assurances: The Limited Partners will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Agreement.

          16.11 Successors and Assigns: Subject in all respects to the limitations on transferability contained herein, this Agreement shall be binding upon, and shall inure to the benefit of, the heirs, administrators, personal representatives, successors and assigns of the respective parties hereto.

          16.12 Waiver of Action for Partition: Each of the parties hereto irrevocably waives during the term of the Partnership and during the period of its liquidation following any dissolution, any right that he may have to maintain any action for partition with respect to any of the assets of the Partnership.

          16.13 Attorneys' Fees: In the event any party to this Agreement shall be required to initiate legal proceedings to enforce performance of any term or condition of this Agreement, including, but not limited to, the payment of monies or the enjoining of any action prohibited hereunder, the prevailing party shall be entitled to recover such sums, in addition to any other damages or compensation received, as will reimburse the prevailing party for reasonable attorneys' fees and court costs incurred on account thereof notwithstanding the nature of the claim or cause of action asserted by the prevailing party.

          16.14 Creditors: None of the provisions of this Agreement shall be for the benefit of or enforceable by any of the creditors of the Partnership or the Partners.

          16.15 Remedies: The rights and remedies of the Partners hereunder shall not be mutually exclusive, and the exercise by any Partner of any right to which he is entitled shall not preclude the exercise of any other right he may have.

          16.16 Authority: Each individual executing this Agreement on behalf of a partnership, corporation, or other entity warrants that he is authorized to do so and that this agreement will constitute the legally binding obligation of the entity which he represents.

          16.17 Tax Elections: The General Partner shall cause the Partnership to make all elections required or permitted to be made for income tax purposes. Notwithstanding the foregoing, the General Partner may cause the Partnership to make, in accordance with Section 754 of the Code, a timely election to adjust the basis of the Partnership property as described in Sections 734 and 743 of the Code in the sole discretion of the General Partner.

          16.18 Arbitration: The parties hereby submit all controversies, claims and matters of difference to arbitration in Texas in accordance with the Texas General Arbitration Act (Vernon's Ann. Civ. Stat. art. 224, et seq.). This submission and agreement to arbitrate shall be specifically enforceable. Without limiting the generality of the foregoing, the following shall be considered controversies for this purpose: (a) all questions relating to the breach of any obligation, warranty or condition hereunder; (b) failure of any party to deny or reject a claim or demand of any other party; (c) failure of the parties to this Agreement to agree on the value to paid to the General Partner for its interest in the Partnership in the event it is removed as General Partner as provided for in Section 10.2 hereof; and (d) all questions as to whether the right to arbitrate any question exists. Arbitration may proceed in the absence of any party if written notice (pursuant to the American Arbitration Association's rules and regulations) of the proceedings has been given to such party. The parties agree to abide by all awards rendered in such proceedings. Such awards shall be final and binding on all parties to the extent and in the manner provided by the Texas General Arbitrations Act. All awards may be filed with the Clerk of the District Court in Harris County, Texas, as a basis for judgment and the issuance of execution for collection and, at the election of the party making such filing, with the clerk of one or more other courts, state or federal, having jurisdiction over the party against whom such an award is rendered, or his property.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of November____________, 2002.

                                GENERAL PARTNER:

                                HARTMAN REIT OPERATING PARTNERSHIP II GP, LLC

                                BY: /s/ Allen R.Hartman

                                    -------------------
                                Name: Allen R. Hartman

                                 Title: Manager

                                LIMITED PARTNERS:

                                HARTMAN REIT OPERATING PARTNERSHIP, L.P.

                                By:  Hartman Commercial Properties REIT
                              Its: General Partner

                                     By: /s/ Allen R.Hartman

                                         -------------------
                                     Name:  Allen R. Hartman
                                     Title: President

                                    EXHIBIT A

                  HARTMAN REIT OPERATING PARTNERSHIP II, L.P.,

                           a Texas limited partnership

                                   Exhibit "A"

TRACT 1:

Fieldnotes for 2.7729 acres of land out of a 3.1826 acre tract comprised of a
1.22597 acre tract of land out of Unrestricted Reserve "A". Block 1 of Westwood Center, Section One, the map or plat thereof recorded in Volume 221, Page 19 of the Map Records of Harris County, and, a 0.63862 acre tract and a 1.3180 acre tract of land out of the W.E. Sanders Survey, Abstract No. 1137, in Harris County, and being the residue of that same called 2.8212 acre tract of land conveyed to Bissonnet Beltway Plaza, Ltd., by instrument recorded under County Clerk's File No. K467239 of the Real Property Records of Harris County, Texas, said 2.7729 acres of land being more particularly described by metes and bounds as follows:

COMMENCING at a point in the North line of Bissonnet Street, based on a 100.00 foot right-of-way, said point being the South end of a cut-back line for the West line of Woodfair Drive, based on a 60.00 foot right of way, said point being the Southeast corner of said Unrestricted Reserve "A", Block 1, said point also being the Southeast comer of the residue tract out of the said 3.1826 acre tract;

Thence, South 86 DEG.23'22" West, 88.50 feet with the North line of said Bissonnet Street and the South line of said Unrestricted Reserve "A" and the said residue tract, to the most Southerly Southeast corner and PLACE OF BEGINNING for the herein described tract of land, from which an "x" found in concrete bears North 82 DEG.43' West, 1.1 feet;

Thence, continuing with the North line of said Bissonnet Street, South 86
     DEG.23'22" West, 321.50 feet to a 5/8 inch iron rod found marking the Southwest corner of the herein described tract, said point also being the Southeast corner of that certain 0.4064 acre tract of land conveyed to Lion King Ltd. by instrument recorded under County Clerk's File No. S278311 of the said Real Property Records;

Thence, North 03 DEG.36'38" West 40.00 feet with the East line of the said
     0.4064 acre tract to a 1/2 inch iron rod found at a point of curve to the right having a radius of 580.00 feet and a central angle of 43 DEG.19'21";

Thence, in a Northeasterly direction with the said curve to the right having a radius of 580.00 feet, (chord bearing North 18 DEG.03'03" East, 428.18 feet), an arc distance of 438.55 feet to a point in the Northeasterly line of said Unrestricted Reserve "A" from which a 1/2 inch iron rod found bears North 34 DEG.58' West 0.90 feet, said point being the Northwest corner of the herein described tract, said point also being the Northeast corner of that certain 10.725 acre tract of land conveyed to RLG Investments, Inc. by instrument recorded under County Clerk's File No. K945872 of the said Real Property Records, said point also being in a Southwesterly line of that certain 5.900 acre tract of land conveyed Remington Village Apts., Inc. by deed recorded under County Clerk's File No. N658666 of the said Real Property Records;

Thence, South 46 DEG.06'28" East, 60.17 feet (called South 46 DEG.14'49" East in
     5.900 acre deed) with the Northeasterly line of said Unrestricted Reserve "A" and the Southwesterly line of the said 5.900 acre tract, to a 1/2 inch iron rod found at an angle point:

Thence, continuing with the Northeasterly line of said Unrestricted Reserve "A" and the Southwesterly line of the said 5.900 acre tract, South 50 DEG.46'l8" East. 150.00 feet to a 5/8 inch iron rod found at a second angle point:

Thence, [ILLEGIBLE] feet with the South line of the said 5.900 acre tract to an "X" found in concrete in the West line of said Woodfair Drive, marking the Northeast corner of the herein described tract, said point also being the Southeast corner of the said 5.900 acre tract;

Thence, South 03 DEG.36'38" East, 131.24 feet with the West line of said
     Woodfair Drive to a 1/2 inch iron rod found marking the most Northerly Southeast corner of the herein described tract, said point also being the Northeast corner of the aforesaid residue tract;

Thence, South 86 DEG.23'22" West, 98.50 feet with the North line of the said residue tract to an "X" found in concrete at an ell corner;

Thence, South 03 DEG.36'38" East 160.34 feet with the West line of the said residue tract to the PLACE OF BEGINNING and containing 2.7729 acres or 120,788 square feet of land, more or less.

This description is based on the land title survey and plat (Job No. 02-13464) made under the direction of John G. Thomas, Registered Professional Land Surveyor, on December 17, 2001.

          TRACT 2:

          PARCEL "A":
                        1.731 ACRES (75,403 SQUARE FEET)
                        OUT OF UNRESTRICTED RESERVE "C",
                        BLOCK 3, LONE STAR BUSINESS PARK
                      LUKE MOORE SURVEY, ABSTRACT NUMBER 51
                      CITY OF HOUSTON, HARRIS COUNTY, TEXAS

Being a tract or parcel containing 1.731 acres (75,403 square feet) of land situated in the Luke Moore Survey, Abstract Number 51, City of Houston, Harris County, Texas; being out of and a part of Unrestricted Reserve "C", Block 3, Lone Star Business Park, a subdivision of record in Volume 203, Page 28, Harris County Map Records (H.C.M.R.), being all of a called 1.731 acre tract conveyed to Houston R. E. Income Properties XIV, L.P. as described in deed recorded under Harris County Clerk's File (H.C.C.F) Number T321239, Harris County, Texas, and said 1.731 acres being comprised of the following: all of a called 1.5588 acre tract and all of a called 7,500 square foot tract as described in deeds recorded under H.C.C.F. Numbers E710962 and F723776, respectively; said 1.731 acre tract being more particularly described as fallows (bearings are oriented to the bearing base reflected in the record plat of said Lone Star Business Park):

COMMENCING at the point of intersection of the easterly right-of-way (R.O.W.) line of South Wayside Drive (100 feet wide), with the southerly R.O.W. line of the G.H. & S.A. Railroad (65.55 feet wide), as recorded in Volume 601, Page 501, Harris County Deed Records (H.C.D.R.), said point for the northwesterly corner of said Unrestricted Reserve "C", from which a found 60d nail bears North 55 DEG.27'00" East, 0.30 feet;

THENCE, North 55 DEG.27'00" East, along the southerly R.O.W. line of said G.H. & S.A. Railroad and along a northerly line of said Unrestricted Reserve "C", a distance of 321.42 feet to a 5/8-inch iron rod with cap stamped "Terra Surveying" set marking the northeasterly corner of a called 40,500 square foot tract as recorded under H.C.C.F. Number F7920O7, and marking the POINT OF BEGINNING and northwesterly corner of the herein described tract;

THENCE, North 55 DEG.27'00" East, continuing along said southerly R.O.W. line and along a northerly line of said Unrestricted Reserve "C", a distance of
301.94 feet to a 1/2-inch iron rod found marking the northwesterly corner of a called 1.847 acre tract conveyed to Houston R. E. Income Properties XIV, L.P. as described in deed recorded under Harris County Clerk's File (H.C.C.F) Number T321240, and marking the northeasterly corner of the herein described tract;

THENCE, South 14 DEG.59'45" East, along the westerly line of said 1.847 acre tract, a distance of 336.14 feet to a 5/8-inch iron rod with cap stamped "Terra Surveying" set in the curved northerly R.O.W. line of Brookhill Drive (60 feet wide) as delineated on the record plat of said Lone Star Business Park, said iron rod marking the southwesterly corner of said 1.847 acre tract and the southeasterly corner of the herein described tract;

THENCE, WESTERLY along the northerly K.O.W. line of said Brookhill Drive, an are distance of [ILLEGIBLE] feet along a non-tangent curve to the left having a central angle 4 DEG.03'04" a radius of 560.00 feet and a chord which bears South 62 DEG.28'32" West, 136.99 feet to a point of tangency, from which found 5/8-inch iron rod bears North 57 DEG.37' East, 0.55 feet;

THENCE, South 55 DEG.27'00" West, along the northerly R.O.W. line of said Brookhill Drive, a distance of 53.47 feet to a 5/8-inch iron rod with cap stamped "Terra Surveying" set marking the southeasterly corner of the aforesaid 40,500 square foot tract and marking the southwesterly corner of the herein described tract;

THENCE, North 34 DEG.33'00" West, departing said northerly R.O.W. line and along the easterly line of said 40,500 square foot tract, a distance of 300.00 feet to the POINT OF BEGINNING and containing 1.731 acres (75,403 square feet) of land. This description is based on the Land Title Survey and plat made by Terra Surveying Company, Inc., dated August 5, 1998, revision dated January 30, 2002, and revised September 13, 2002, TSC Project Number 0197-9802-S.

PARCEL "B":

                        1.847 ACRES (80,465 SQUARE FEET)
                        OUT OF UNRESTRICTED RESERVE "C",
                        BLOCK 3, LONE STAR BUSINESS PARK
                      LUKE MOORE SURVEY, ABSTRACT NUMBER 51
                      CITY OF HOUSTON, HARRIS COUNTY, TEXAS

Being a tract or parcel containing 1.847 acres (80,465 square feet) of land situated in the Luke Moore Survey, Abstract Number 51, City of Houston, Harris County, Texas; being out of and a part of Unrestricted Reserve "C", Block 3, Lone Star Business Park, a subdivision of record in Volume 203, Page 28, Harris County Map Records (H.C.M.R.), and being all of a called 1.847 acre tract conveyed to Houston R. E. Income Properties XIV, L.P. as described in deed recorded under Harris County Clerk's File (H.C.C.F) Number T321240, said 1.847 acre tract being more particularly described as follows (bearings are oriented to the bearing base reflected in the record plat of said Lone Star Business
Park):

COMMENCING at the point of intersection of the easterly right-of-way (R.O.W.) line of South Wayside Drive (100 feet wide), with the southerly R.O.W. line of the G.H. & S.A. Railroad (65.55 feet wide), as recorded in Volume 601, Page 501, Harris County Deed Records (H.C.D.R.), said point for the northwesterly corner of said Unrestricted Reserve "C", from which a found 60d nail bears North 55 DEG. 27'00" East, 0.30 feet;

THENCE, North 55 DEG. 27'00" East, along the southerly R.O.W. line of said G.H. & S.A. Railroad and along a northerly line of said Unrestricted Reserve "C", a distance of 623.36 feet to a 1/2-inch iron rod found marking the northeasterly corner of a called 1.731 acre tract conveyed to Houston R. E. Income Properties XIV, L.P. as described in deed recorded under Harris County Clerk's File (H.C.C.F) Number T321239, and marking the POINT OF BEGINNING and northwesterly corner of the herein described tract;

THENCE, North 55 DEG. 27'00" East, continuing along said southerly R.O.W. line and along a northerly line of said Unrestricted Reserve "C", a distance of 50.00 feet to a point for the most westerly corner of a called 5.3972 acre tract as recorded under H.C.C.F. Number S328274 and for an angle point from which a found 5/8-inch iron rod bears North 42 DEG. 56' East, 0.30 feet;

THENCE, EASTERLY and SOUTHERLY, along the southerly and westerly lines of said
5.3972 acre tract, the following courses:

        North [ILLEGIBLE] East a distance of [ILLEGIBLE] feet to an angle point, from which a found 1/2-inch iron rod Bears South 30 DEG. 45' East, 0.21 feet;

        South 87 DEG. 10'50" East, a distance of 150.07 feet to a 5/8-inch iron rod found marking an angle point;

        South 73 DEG. 08'39" East, a distance of 28.86 feet to a 5/8-inch iron rod found marking the northeasterly corner of the herein described tract;

        South 02 DEG. 49'10" West, a distance of 317.48 feet to a 5/8-inch iron rod with cap stamped "Terra Surveying" set in the curved northerly R.O.W. line of Brookhill Drive (60 feet wide) as delineated on the record plat of said Lone Star Business Park, said iron rod marking the southwesterly corner of said 5.3972 acre tract and the southeasterly corner of the herein described tract;

THENCE, WESTERLY, along the northerly R.O.W line of said Brookhill Drive, an arc distance of 185.00 feet along a non-tangent curve to the left, having a central angle of 18 DEG. 55'39", a radius of 560.00 feet and a chord which bears South 78 DEG. 57'54" West, 184.16 feet to a 5/8-inch iron rod with cap stamped "Terra Surveying" set marking the southeasterly corner of the aforesaid 1.731 acre tract and marking the southwesterly corner of the herein described tract;

THENCE, North 14 DEG. 59'45" West, departing said northerly R.O.W. line and along the easterly line of said 1.731 acre tract, a distance of 336.14 feet to the POINT OF BEGINNING and containing 1.847 acres (80,465 square feet) of land. This description is based on the Land Title Survey and plat made by Terra Surveying Company, Inc., dated August 5, 1998, revision dated January 30, 2002. TSC Project Number 0197-9802-S.

TRACT 3:

          BEING A TRACT OR PARCEL OF LAND CONTAINING 12.4954 ACRES OR 544,300 SQUARE FEET SITUATED IN THE W.C.R.R. COMPANY SURVEY, ABSTRACT NO. 1317. HARRIS COUNTY, TEXAS AND BEING OUT OF AND A PART OF RESTRICTED RESERVE "A" OF THE AMENDMENT PLAT OF WESTGATE BUSINESS PARK, SECTION ONE. ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN VOLUME 322, PAGE 49 OF THE HARRIS COUNTY MAP RECORDS AND BEING THAT SAME PROPERTY DESCRIBED AS 12.4954 ACRE TRACT OF LAND UNDER HARRIS COUNTY CLERK'S FILE NO. T353503. SAID 12.4954 ACRES OR 544,300 SQUARE FOOT TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

          BEGINNING AT A 5/8-INCH IRON ROD FOUND IN THE WESTERLY RIGHT-OF-WAY LINE OF FOXLAKE DRIVE (WIDTH VARIES) MARKING THE NORTHEASTERLY CORNER OF THE HEREIN DESCRIBED TRACT, SAME BEING THE SOUTHEASTERLY CORNER OF THAT CERTAIN CALLED 3.6694 ACRE TRACT OF LAND DESCRIBED UNDER HARRIS COUNTY CLERK'S FILE NO.T-086219;

          THENCE SOUTH 00 DEGREES 18 MINUTES 22 SECONDS WEST, ALONG THE WESTERLY RIGHT-OF-WAY LINE OF SAID FOXLAKE DRIVE. A DISTANCE OF 105.14 FEET TO A 5/8-INCH IRON ROD FOUND MARKING A POINT OF CURVATURE:

          THENCE IN A SOUTHEASTERLY DIRECTION, CONTINUING ALONG THE WESTERLY RIGHT-OF-WAY LINE OF SAID FOXLAKE DRIVE, BEING ON A CURVE TO THE LEFT HAVING A RADIUS OF 920.39 FEET. A CENTRAL ANGLE OF 23 DEGREES 35 MINUTES 42 SECONDS. A CHORD BEARING AND DISTANCE OF SOUTH 11 DEGREES 29 MINUTES 29 SECONDS, EAST, 376.35 FEET AND HAVING AN ARC DISTANCE OF
          379.03 FEET TO A 5/8-INCH IRON ROD FOUND MARKING A POINT OF TANGENCY;

          THENCE SOUTH 23 DEGREES 17 MINUTES 20 SECONDS EAST, CONTINUING ALONG THE WESTERLY RIGHT-OF-WAY LINE OF SAID FOXLAKE DRIVE. A DISTANCE OF
          51.18 FEET TO A 5/8-INCH IRON ROD FOUND MARKING THE MOST EASTERLY SOUTHEAST CUT-BACK-CORNER OF THE HEREIN DESCRIBED TRACT AND OF SAID RESTRICTED RESERVE "A";

          THENCE SOUTH 21 DEGREES 42 MINUTES 40 SECONDS WEST, ALONG SAID CUT-BACK, A DISTANCE OF 14.14 FEET TO A 5/8-INCH IRON ROD FOUND IN THE NORTHERLY RIGHT-OF-WAY LINE OF PARK ROW (80 FEET WIDE) MARKING THE MOST SOUTHERLY SOUTHEAST CUT-BACK-CORNER OF THE HEREIN DESCRIBED TRACT AND OF SAID RESTRICTED RESERVE "A";

          THENCE SOUTH 55 DEGREES 42 MINUTES 40 SECONDS WEST, ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF SAID PARK ROW. A DISTANCE OF 370.00 FEET TO AN "X" FOUND IN CONCRETE MARKING A POINT OF CURVATURE;

          THENCE IN A SOUTHWESTERLY DIRECTION, CONTINUING ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF SAID PARK ROW, BEING ON A CURVE TO THE RIGHT HAVING A RADIUS OF 960.00 FEET. A CENTRAL ANGLE OF 23 DEGREES 15 MINUTES 40 SECONDS. A CHORD BEARING AND DISTANCE OF SOUTH 78 DEGREES 20 MINUTES 30 SECONDS WEST, 387.07 FEET AND HAVING AN ARC DISTANCE OF
          389.74 FEET TO A 5/8-INCH IRON ROD FOUND MARKING A POINT OF TANGENCY;

          THENCE SOUTH 89 DEGREES 58 MINUTES 20 SECONDS WEST, CONTINUING ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF SAID PARK ROW, A DISTANCE OF 68.12 FEET TO A 5/8-INCH IRON ROD FOUND MARKING THE SOUTHWESTERLY CORNER OF THE HEREIN DESCRIBED TRACT, SAME BEING THE SOUTHEASTERLY CORNER OF THAT CERTAIN CALLED 1.3822 ACRE TRACT OF LAND DESCRIBED UNDER HARRIS COUNTY CLERK'S FILE NO. R-717227;

          THENCE NORTH 00 DEGREES 01 MINUTES 40 SECONDS WEST, ALONG THE EASTERLY LINE OF SAID 1.3822 ACRE TRACT, A DISTANCE OF 230.00 FEET TO A 1/2-INCH RION ROD FOUND MARKING AN INTERIOR CORNER OF THE HEREIN DESCRIBED TRACT, SAME BEING THE NORTHEASTERLY CORNER OF SAID 1.3822 ACRE TRACT;

          THENCE SOUTH 89 DEGREES 58 MINUTES 20 SECONDS WEST, ALONG THE NORTHERLY LINE OF SAID 1.3822 ACRE TRACT, A DISTANCE OF 62.00 FEET TO A 5/8-INCH IRON ROD FOUND FOR CORNER IN THE EASTERLY LINE OF THAT CERTAIN CALLED 0.9688 ACRE TRACT OF LAND DESCRIBED UNDER HARRIS COUNTY CLERK'S FILE NO P-335156;

          THENCE NORTH 00 DEGREES 01 MINUTES 40 SECONDS WEST, ALONG THE EASTERLY LINE OF SAID 0.9688 ACRE TRACT. A DISTANCE OF 181.00 FEET TO A 5/8-INCH IRON ROD FOUND MARKING AN INTERIOR CORNER OF THE HEREIN DESCRIBED TRACT SAME BEING THE NORTHEASTERLY CORNER OF SAID 0.9688 ACRE TRACT;

          THENCE SOUTH 89 DEGREES 58 MINUTES 20 SECONDS WEST, ALONG THE NORTHERLY LINE OF SAID 0.9688 ACRE TRACT. A DISTANCE OF 200.00 FEET TC A 5/8-INCH IRON ROD SET IN THE EXISTING EASTERLY RIGHT-OF-WAY LINE OF FRY ROAD (100 FEET WIDE) FOR CORNER;

          THENCE NORTH 00 DEGREES 01 MINUTES 40 SECONDS WEST, ALONG THE EXISTING EASTERLY RIGHT-OF-WAY LINE OF SAID FRY ROAD. A DISTANCE OF 47.34 FEET TO A 1/2-INCH IRON ROD FOUND FOR CORNER, SAME BEING THE SOUTHWESTERLY CORNER OF THAT CALLED 0.6887 ACRE TRACT OF LAND DESCRIBED UNDER HARRIS COUNTY CLERK'S FILE-NO. P-157011;

          THENCE NORTH 89 DEGREES 58 MINUTES 20 SECONDS EAST, ALONG THE SOUTHERLY LINE OF SAID 0.6887 ACRE TRACT, A DISTANCE OF 200.00 FEET TO A 5/8-1NCH IRON ROD SET MARKING AN INTERIOR CORNER OF THE HEREIN DESCRIBED TRACT, SAME BEING THE SOUTHEASTERLY CORNER OF SAID 0.6887 ACRE TRACT;

          THENCE NORTH 00 DEGREES 01 MINUTES 40 SECONDS WEST, ALONG THE EASTERLY LINE OF SAID 0.6887 ACRE TRACT. A DISTANCE OF 300.05 FEET TO AN "X" FOUND ON THE BACK OF CURB IN THE SOUTHERLY LINE OF SAID 3.6694 ACRE TRACT MARKING THE NORTHWESTERLY OF THE HEREIN DESCRIBED TRACT. SAME BEING THE NORTHEASTERLY CORNER OF THAT CERTAIN CALLED 0.6887 ACRE TRACT OF LAND DESCRIBED UNDER HARRIS COUNTY CLERK'S FILE NO. R-717061;

          THENCE NORTH 89 DEGREES 58 MINUTES 45 SECONDS EAST, ALONG THE SOUTHERLY LINE OF SAID 3.6694 ACRE TRACT, A DISTANCE OF 760.01 FEET TO THE PLACE OF BEGINNING AND CONTAINING 12.4954 ACRES OR 544,300 SQUARE FEET OF LAND.

TRACT 4:

Fieldnotes for 1.921 acres of land out of the William Hardin Survey, Abstract No. 24, Harris County, Texas and being all of Restricted Reserve "A" of Briar Forest Park, the map or plat thereof recorded in Volume 293, Page 35 of the Map Records of Harris County, and being that same 1.921 acre tract of land conveyed to Hartman Reit Operating Partnership, L.P., as described in deed recorded under County Clerk's File No. T517332 of the Real Property Records of Harris County, said 1.921 acres of land being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch steel rod found in the North line of Goar Road (right-of-way varies), said point being the Southwest corner of said Restricted Reserve "A" and the herein described tract, said point also being North 02 DEG. 42'02" West, 5.00 feet from the Southeast corner of that certain 5.215 acre tract of land conveyed to Oaks of Briar Forest, Ltd. by deed recorded under County Clerk's File No. T013033 of the said Real Property Records;

Thence, North 02 DEG. 42'02" West, 435.00 feet with the West line of said
     Restricted Reserve "A" and the East line of the said 5.215 acre tract to the Northwest corner of said Restricted Reserve "A" and the herein described tract, from which a 5/8 steel rod with cap found bears North 39 DEG. 23' East, 0.3 feet, said point also being the Northeast corner of the said 5.215 acre tract, said point also being in the South line of Silverado Apartments, Replat, the map of plat thereof being recorded in Volume 370, Page 14, of the said Map Records;

Thence, North 87 DEG. 22'19" East, 192.42 feet with the North line of said
     Restricted Reserve "A" and the South line of said Silverado Apartments, to a 5/8 inch steel rod found at the base of a Hackberry tree marking the Northeast corner of the herein described tract, said point also being the Northeast corner of said Restricted Reserve "A" and the Southeast corner of said Silverado Apartments, said point also being in the most Westerly West line of Ashford Central, the map or plat thereof being recorded in Volume 312, Page 59 of the said Map Records;

Thence, South 02 DEG. 40'44" East, with the East line of said Restricted Reserve
     "A" and a Westerly line of said Ashford Central at 39.56 feet passing the most Northerly Southwest corner of said Ashford Central and the Northwest corner of that certain 80,000 square foot tract of land conveyed to Specialty Hardware. Inc. by deed recorded under County Clerk's File No. R349283 of the said Real Property Records and continuing with the East line of said Restricted Reserve "A" and the West line of the said 80,000 square foot tract having a called bearing of South 00 DEG. 17'54" East, in all a total distance of 435.00 feet to a 5/8 inch steel rod found in the North line of said Goar Road marking the Southeast corner of said Restricted Reserve "A" and the herein described tract, said point also being North 02 DEG. 40'44" West, 5.00 feet from a 5/8 inch iron rod found marking the Southwest corner of the said 80,000 square foot tract of land;

Thence, South 87 DEG. 22'19" West, 192.25 feet with the South line of said
     Restricted Reserve "A" and the North line of said Goar Road, to the PLACE OF BEGINNING and containing 1.921 acres or 83,665 square feet of land, more or less.

This description is based on the land title survey and plat (Job No. 02-13469) made under the direction of John G. Thomas, Registered Professions Land Surveyor on December 11 2001.

TRACT 5:

PARCEL "A":

        A parcel or tract of Land containing 2.5334 acres being part of and out of Unrestricted Reserve "C", Block 3, of SOUTHPOINT, SECTION ONE, according to the map or plat thereof recorded in Volume 299, Page 28 of the Map Records of Harris County, Texas; said 2.5334 acres being more particularly described by metes and bounds as follows:

        BEGINNING at a set 5/8-inch iron rod marking the northeasterly end of a 10 foot cut-back corner at the intersection of the southwesterly right-of-way line of Royden Drive (60 feet wide) with the southeasterly right-of-way line of Featherwood Drive (60 feet wide);

        THENCE, S 74 DEG. 28' 50" E, a distance of 161.04 feet, along the southwesterly right-of-way line of said Royden Drive, to an "X" set in concrete marking a point of curvature to the right having a central angle of 35 DEG. 14' 53", and a radius of 27.00 feet;

        THENCE, along the arc of said curve, and continuing along the southwesterly right-of-way line of said Royden Drive, for a distance of 166.10 feet to a set 5/8-inch iron rod marking a point of tangency;

        THENCE, S 39 DEG. 13' 57" E, a distance of 177.69 feet, continuing along the southwesterly right-of-way line of said Royden Drive, to a set 5/8-inch iron rod for corner, same being the most northerly corner of a called 4.0790 Acre Tract described in Harris County Clerk's (HCC) File N-814477;

        THENCE, S 47 DEG. 30' 40" W, along the northwest line of said 4.0790 Acre Tract, for a distance of 259.34 feet to a 5/8-inch found for corner, same being the most easterly corner of a called 9.6891 Acre Tract described in HCC File N-937753;

        THENCE, N 42 DEG. 27' 03" W, along the northeast line of said called
9.6891 Acre Tract, for a distance of 432.17 feet to a found 5/8-inch rod for corner, same being the most northerly corner of said called 9.6891 Acre Tract, on the southeasterly right-of-way line of Featherwood Drive being a curve having a central angle of 16 DEG. 13' 40" and a radius of 483.20 feet;

        THENCE, in a general NORTHERLY direction along the southeasterly right-of-way line of Featherwood Drive (60 feet wide) being a curve to the left, for a distance of 136.86 feet to a set 5/8-inch iron rod for corner;

        THENCE, N 62 DEG. 49' 27" E, a distance of 14.70 feet along the aforesaid 10 foot cut-back to the PLACE OF BEGINNING, of a tract containing
2.5334 acres of land.

PARCEL "B":

                            RECIPRICAL EASEMENT TRACT

        A parcel of tract of land containing 39,360 Square feet of land out of Unrestricted Reserve "C", Block 3 of Southpoint, Section 1, according to the map or plat thereof recorded in Volume 299, Page 28, Harris County Map Records and being more particularly described by metes and bounds as follows:

        COMMENCING at the point of intersection with the extended northeasterly right-of-way line of Interstate Highway 45 (width varies) and the extended southeasterly right-of-way of Featherwood Drive (width varies);

        THENCE, N 47 DEG. 35' 00" E - 10.00 feet, along the extended southeasterly right-of-way line of Featherwood Drive, to a point for corner;

        THENCE, N 47 DEG. 35' 00" E - 90.00 feet, along the existing southeasterly right-of-way of said Featherwood Drive, to a point for corner;

        THENCE, N 41 DEG. 52' 22" E - 100.50 feet, continuing along the aforementioned right-of-way line to a point for corner marking the Point of Curvature of a curve to the right having a central angle of 19 DEG. 35' 38", a radius of 423.20 feet and a long chord bearing and distance of N 57 DEG. 22' 49" E - 144.02 feet;

        THENCE, N 67 DEG. 10' 38" E - 50.00 feet, continuing along the aforementioned right-of-line to a point for corner marking the Point of Curvature of a curve to the left having a central angle of 30 DEG. 11' 59", a radius of 483.20 feet and a long chord bearing and distance of N 52 DEG. 04' 39" E - 251.75 feet;

        THENCE, continuing along the aforementioned right-of-way line and said curve to the left for an arc distance of 254.69 feet to a point for corner;

        THENCE, S 42 DEG. 25' 00" E - 272.14 feet leaving the southeasterly right-of-way line of said Featherwood Drive, to the POINT OF BEGINNING of the herein described tract.

        THENCE, S 42 DEG. 25' 00" E - 160.00 feet to a point for corner;

        THENCE, S 47 DEG. 35' 00" W - 215.00 feet to a point for corner;

        THENCE, S 47 DEG. 35' 00" W - 31.00 feet to a point for corner;

        THENCE N 42 DEG. 25' 00" W - 160.00 feet to a point for corner;

        THENCE N [ILLEGIBLE] 35' 00" E - 246.00 feet to [ILLEGIBLE] POINT OF BEGINNING and containing 39,360 square feet (0.9036 acre) of land, more or less.

TRACT 6:

Fieldnotes for 1.6070 acres of land out of Unrestricted Reserve "D" of Greenbriar North, Section four, a subdivision out of the William Sevey Survey, Abstract No. 699, in Harris County, Texas, according to the map or plat thereof recorded in Volume 229, Page 15 of the Map Records of Harris County, Texas and being that same 1.60693 acre tract of land conveyed to Allen R. Hartman, D/B/A Hartman Investment Properties by deed recorded under County Clerk's File No. M553173 of the Real Property Records of Harris County, Texas said 1.6070 acres of land being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2 inch steel rod found in the South line of Greens Road, based on a 100.00 foot right-of-way, at its intersection with the centerline of 30 foot wide Magnolia pipeline easement as described in instruments recorded under County Clerk's File No B756975 of the said Real Property Records, Volume 5256, Page 312 of the Deed Records of Harris County, and Volume 229, Page 15 of the said Map Records, said point also being the Northwest corner of Woodcliff Apartments, the map or plat of same being recorded in Volume 291, Page 142 of the said Map Records;

Thence, South 40 DEG. 14'08" East, 265.69 feet with the centerline of the said
     30 foot eastment and with the West line of said Woodcliff Apartments to a 5/8 inch steel rod found marking the Southeast corner of the herein described tract, said point also being the Northeast corner of Greenspoint Landing, the map or plat of same being recorded in Volume 74, Page 96 of the Condominium Records of Harris County;

Thence, South 87 DEG. 30'15" West, 374.52 feet with the North line of said
     Greenspoint Landing to an "X" in concrete found in the East line of Imperial Valley Drive, based on a 100.00 foot right-of-way, marking the Southwest corner of the herein described tract, said point also being in a non-tangent curve to the right having a radius of 1950.00 feet and a central angle of 05 DEG. 34' 42";

Thence, in a Northwesterly direction with the East line of said Imperial drive and with the said curve to the right having a radius of 1950.00 feet (chord bearing North 23 DEG. 20'11" West, 189.78 feet), an arc distance of 189.85 feet to a point of compound curve to the right having a radius of 25.00 feet and a central angle of 108 DEG. 02'08", from which a found 5/8 inch steel rod bears North 48 DEG. 55' East, 0.5 feet;

Thence, continuing with the Easterly line of said Imperial valley Drive and with the said compound curve to the right having a radius of 25.00 feet (chord bearing North 33 DEG. 28'43" East, 40.46 feet), an arc distance of 47.14 feet to an "X" found in concrete in the South line of said Greens Road marking a point of tangency and the Northwest corner of the herein described tract;

Thence, North 87 DEG.30' 15" East, 255.64 feet with the South line of said
     Greens Road to the PLACE OF BEGINNING and containing 1.6070 acres or 69,999 square feet of land, more or less.

This description is based on the land title survey and plat (Job No. 02-13467) made under the direction of John G. Thomas, Registered Professional Land Surveyor, on December 11, 2001.

Thence, South 87 DEG. 13'04" West, 469.15 feet with the South line of the said
     7.86307 acre tract and with the North line of the said 93,805 square foot tract and generally along a chain link fence line to the PLACE OF BEGINNING and containing 6.0263 acres or 262,504 square feet of land, more or less.

This description is based on the land title survey and plat (Job No. 02-12447) made under the direction of John G. Thomas, Registered Professional Land Surveyor, on January 28, 2002.

TRACT 7:

Fieldnotes for 6.0263 acres of land out of the P. W. Rose Survey, Abstract No. 645, in Harris County, Texas and being out of and a part of that certain 7.86307 acre tract of land conveyed to Holly Hall Investments by deed recorded under County Clerk's File No. G371226 of the Real Property Records of Harris County, and being that same tract of land as described in deed to Houston R.E. Income Properties XIV, L.P., et al, recorded under County Clerk's File No. T288220 of the said Real Property Records, said 6.0263 acres of land being more particularly described by metes and bounds as follows:

BEGINNING at a concrete monument with brass cap found in the East line of Knight Road, based on an 80.00 foot right-of-way, located North 02 DEG. 27'56" West,
300.00 feet from its intersection with the North line of Naomi Drive, said point being the Southwest corner of the said 7.86307 acre tract and the herein described tract, said point also being the Northwest corner of that certain 93,805 square foot tract of land conveyed to Southwestern Bell Telephone Company by deed recorded under County Clerk's File No. E860041 of the said Real Property Records;

Thence, North 02 DEG. 27'56" West, 550.00 feet with the East line of said Knight
     Road and the West line of the said 7.86307 acre tract to a 5/8 inch steel rod found marking the most Southerly; Northwest corner of the herein described tract of land, said point being the Southwest corner of a 0.4895 acre residue tract;

Thence, North 87 DEG. 13'04" East, with the South line of the said 0.4895 acre residue tract and generally along a chain link fence line, at 117.95 feet passing the Southeast corner of the said 0.4895 acre tract, and the Southwest corner of that certain 1.3473 acre tract of land conveyed to Holly Knight II Ltd. as described in deed recorded under Film Code No. ###-##-#### of the said Real Property Records, and continuing with the South line of the said 1.3473 acre tract in all, a total distance of 444.15 feet to a 5/8 inch steel rod found marking an ell corner of the herein described tract of land, said point also being the Southeast corner of the said 1.3473 acre tract;

Thence, North 02 DEG. 27'56" West, 178.97 feet with the East line of the said
     1.3473 acre tract to a 5/8 inch steel rod found in the South line of Holly Hall Road, based on a 65.00 foot right-of-way, and the North line of the said 7.86307 acre tract, marking the most Northerly Northwest corner of the herein described tract, said point also being the Northeast corner of the said 1.3473 acre tract;

Thence, North 87 DEG. 33'04" East. 25.00 feet with the South line of said Holly
     Hall Road and the North line of the said 7.86307 acre tract to a 5/8 inch steel rod found marking the Northeast corner of the said 7.86307 acre tract and the herein described tract, said point also being the Northwest corner of Scotland Yard Apartments, the map or plat thereof being recorded in Volume 299, Page 43 of the Map Records of Harris County:

Thence, South 02 DEG. 27'56" East, with the East line of the said 7.86307 acre tract and the West line of said Scotland Yard Apartments at 479.00 feet passing the Southwest corner of said Scotland Yard Apartments and the Northwest corner of Scotland Yard Apartments Phase Two, the map or plat thereof being recorded in Volume 306, Page 98 of the said Map Records, and continuing with the West line of said Scotland Yard Apartments Phase Two, in all a total distance of 728.83 feet to a chain link fence corner post found, marking the Southeast corner of the said 7.86307 acre tract and the herein described tract from which a [ILLEGIBLE] inch steel nor bears South 87 DEG. 13'04" West 0.25 feet said point also being the Northeast corner of the aforesaid Southwestern Bell Telephone Company 93,805 square foot tract.

TRACT 8:

Fieldnotes for 1.3473 acres of land out of the P.W. Rose Survey, Abstract No. 645, in Harris County, Texas, being out of and a part of that certain called
1.8360 acre tract of land as described in deed recorded under County Clerk's File No: G868813 of the Real Property Records of Harris County, and being that same tract of land as described in deed recorded under County Clerk's File No. U653345 of the said Real Property Records, said 1.3473 acre tract of land being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch steel rod with cap found in the South-line of Holly Hall Road, based on a 120.00-foot right-of-way, said point being the North end of a cut-back line for Knight Road, based on an 80.00 foot right-of-way, said point also being the most Northerly Northwest corner of that certain 21,324 square feet of land as described in instrument recorded under County Clerk's File No. H943300 of the said Real Property Records;

Thence, North 87 DEG. 33'04" East, 107.94 feet with the South line of said Holly Hall Road to a 5/8 inch steel rod found marking the Northwest corner and PLACE OF BEGINNING for the herein described tract of land, said point also being the Northeast corner of the said 21,324 square foot tract;

Thence, continuing with the South line of said Holly Hall Road, North 87 DEG.
     33'04" East, 326.20 feet to the Northeast corner of the said 1.8360 acre tract and the Northeast corner of the herein described tract (no monument set), said point being the most Northerly Northwest corner of that certain
     6.0263 acre tract of land conveyed to Houston R.E. Income Properties XIV, L.P. as described in deed recorded under County Clerk's File No. T288220 of the said Real Property Records, said point also being South 87 DEG. 33'04" West, 25.00 feet from a 5/8 inch steel rod found marking the Northeast corner of the said 6.0263 acre tract:

Thence, South 02 DEG. 27'56" East, 178.97 feet with the East line of the said
     1.8360 acre tract and a Westerly line of the said 6.0263 acre tract to the Southeast corner of the said 1.8360 acre tract and the herein described tract, from which a found 1/2 inch steel rod bears North 46 DEG. West, 0.4 feet, said point also being an ell corner of the said 6.0263 acre tract:

Thence, South 87 DEG. 13'04" West, 326.20 feet with a Northerly line of the said
     6.0263 acre tract and the South line of the said 1.8360 acre tract and generally along a chain link fence line to a 5/8 inch steel rod found marking the Southwest corner of the herein described tract, said point also being the Southeast corner of the said 21,324 square foot tract;

Thence, North 02 DEG. 27'56" West, 180.87 feet with the East line of the said
     21,324 square foot tract to the PLACE OF BEGINNING and containing 1.3473 acres or 58,689 square feet of land, more or less.

Together with the appurtenant easement right over the following described 21,324 square foot tract of land described as Tract "B" in that certain Declaration of Cross-Easement Agreement recorded under County Clerk's File No. H490765 and modified in instrument recorded under County Clerk's File No. H490765 of the said Real Property Records, and being further out of and a part of that certain
1.8360 acre tract of land as described in deed recorded under County Clerk's File No. G868813 of the said Real Property Records;

BEGINNING at a 5/8 inch steel rod with cap found in the South line of Holly Hall Road based on a 120.00 foot right-of-way, said point being the North end of a cut-back line for Knight Road based or at 80.00 foot right-of-way, said point also being the most Northerly Nortwest corner of the herein described tract of land;

Thence, North 87 DEG. 33'04" East, 107.94 feet with the South line of said Holly
     Hall Road to a 5/8 inch steel rod found marking the Northeast corner of the herein described tract, said point also being the Northwest corner of that certain 1.3473 acre tract of land as described in deed recorded under County Clerk's File No. U653345 of the said Real Property Records;

Thence, South 02 DEG. 27'56" East, 180.87 feet with the West line of the said
     1,3473 acre tract to a 5/8 inch steel rod found marking the Southeast corner of the herein described tract, said point also being the Southwest corner of the said 1.3473 acre tract, said point also being in the North line of that certain 6.0263 acre tract of land conveyed to Houston R.E. Income Properties XIV, L.P. as described in deed recorded under County Clerk's File No. T288220 of the said Real Property Records, said point also being in the South line of the aforesaid 1.8360 acre tract;

Thence, South 87 DEG. 13'04" West, 117.95 feet with the North line of the said
     6.0263 acre tract and the South line of the said 1.8360 acre tract to a point in the East line of said Knight Road for the Southwest corner of the said 1.8360 acre tract and the herein described tract, said point also being the most Southerly Northwest corner of the said 6.0263 acre tract;

Thence, North 02 DEG. 27'56" West, 171.56 feet with the East line of said Knight
     Road to a 5/8 inch steel rod with cap found marking the Most Southerly Northwest corner of the herein described tract, said point also being the South end of the aforesaid cut-back line;

Thence, North 42 DEG. 33'10" East, 14.14 feet with the said cut-back line to the PLACE OF BEGINNING and containing 21,324 square feet of land, more or less.

This description is based on the land title survey and plat (Job No. 02-14370) made under the direction of John G. Thomas, Registered Professional Land Surveyor on February 13, 2002.

TRACT 9:

Fieldnotes for 6.0273 acres of land, being all of Lots 19 and 20 and the North 100 feet of Lot 21, Block 2, of Sherwood Estates, a subdivision in Harris County, Texas according to the map or plat thereof recorded in Volume 18, Page 32 of the Map Records of Harris County, and being that same tract of land conveyed to Interstate 10 Office/Warehouse Limited as described in deed recorded under County Clerk's File No. K865784 of the Real Property Records of Harris County, said 6.0273 acres of land being more particularly described by metes and bounds as follows;

BEGINNING at a 1 inch steel pipe found in the West line of Upland Drive, based on a 60.00 feet right-of-way, marking the Northeast corner of said Lot 19 and the Southeast corner of Lot 18, Block 2, of said Sherwood Estates, said point also being the Southeast corner of that certain tract of land conveyed to Gerald
T. Chalmers by deed recorded under County Clerk's File No. K139467 of the said Real Property Records;

Thence, South 00 DEG. 38'30" East, 594.00 feet with the West line of said Upland
     Drive and the East line of said Lots 19, 20 and 21 to a 1 inch steel pipe found marking the Southeast corner of the herein described tract, said point also being the Northeast corner of that certain 2.1886 acre tract of land described as Tract II in that certain deed to RLG Investments, Inc. recorded under County Clerk's File No. S255101 of said Real Property Records;

Thence, South 89 DEG. 21'30" West, 442.00 feet with the North line of the said
     2.1886 acre tract, along a line parallel to and 100.00 feet South of the North line of said Lot 21, and in part along the face of a warehouse-building to the Southwest corner of said building, being a point in the West line of said Lot 21 and the East line of Lot 2, Block 2, of said Sherwood Estates, from which an old 1 inch steel pipe bears South 81 DEG. 09" West, 0.5 feet and a found 1 inch galvanized iron pipe bears South 29 DEG. 27' West, 3.4 feet, said point being the Northwest corner of the said 2.1886 acre tract, said point also being in the East line of that certain tract of land described as Tract III in said deed to RLG Investments, Inc.;

Thence, North 00 DEG. 38'30" West, 594.00 feet with the West line of said Lots
     21, 20, and 19 and the East line of Lots 2, 3 and 4 of said Block 2 to a 2 inch steel pipe found marking the Northwest corner of the herein described tract, said point also being the common corner of Lots 4, 5, 18 and 19, Block 2, said point also being the Southwest corner of the aforesaid Chalmers tract;

Thence, North 89 DEG. 21'30" East, 442.00 feet with the South line of said Lot
     18 and the said Chalmers tract and the common North line of said Lot 19, and with the agreed boundary line established by that certain Boundary Line Agreement recorded in Volume 4038, Page 437 of the said Deed Records to the PLACE OF BEGINNING and containing 6.0273 acres or 262,548 square feet of land, more or less.

This description is based on the land title survey and plat (Job No. 02-13466) made under the direction of John G. Thomas, Registered Professional Land Surveyor, on December 17, 2001.

TRACT 10:

                                  PARCEL "A":

ALL THAT CERTAIN TRACT OR PARCEL OF LAND CONTAINING 7.4765 ACRES OF LAND OUT OF LOT ONE HUNDRED TWELVE (112) OF DAIRY SUBDIVISION, A SUBDIVISION IN HARRIS COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN VOLUME 1, PAGE 23, OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, OUT OF THE REYNOLDS SURVEY ABSTRACT 662, IN HARRIS COUNTY, TEXAS; SAID 7,4765 ACRE TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED DATED APRIL 15, 1970, FROM L.C. OWENS TO MOBIL OIL CORPORATION, FILED FOR RECORD IN THE OFFICE OF COUNTY CLERK OF HARRIS COUNTY, TEXAS, UNDER COUNTY CLERK'S FILE NO. D092884; SAID POINT LOCATED IN THE NORTHERLY LINE OF BELLAIRE BOULEVARD (120 FEET WIDE) AT ITS INTERSECTION WITH THE EASTERLY LINE OF WILCREST DRIVE (100 FEET WIDE):

THENCE NORTH 87 DEGREES 39 MINUTES 56 SECONDS EAST, A DISTANCE OF 315.81 FEET ALONG THE NORTHERLY LINE OF THE SAID BELLAIRE BOULEVARD TO A "PK" NAIL FOUND FOR THE POINT OF BEGINNING OF THE HEREIN DESCRIBED 7.4765 ACRE TRACT OF LAND:

THENCE NORTH 02 DEGREES 22 MINUTES 59 SECONDS WEST, A DISTANCE OF 414.45 FEET TO A 5/8 INCH IRON ROD FOUND FOR CORNER IN THE SOUTH LINE OF A 250 FOOT WIDE HARRIS COUNTY FLOOD CONTROL DISTRICT EASEMENT FOR BRAYS BAYOU;

THENCE NORTH 87 DEGREES 32 MINUTES 15 SECONDS EAST, A DISTANCE OF 783.86 FEET ALONG THE SOUTH LINE OF THE SAID BRAYS BAYOU TO A 5/8 INCH IRON ROD FOUND FOR CORNER;

THENCE SOUTH 02 DEGREES 35 MINUTES 07 SECONDS EAST, A DISTANCE OF 413.09 FEET TO A 5/8 INCH IRON ROD FOUND FOR CORNER LOCATED IN THE NORTHERLY LINE OF THE SAID BELLAIRE BOULEVARD, BEING ON A CURVE TO THE RIGHT, HAVING A RADIUS OF 5670.00 FEET, A CENTRAL ANGLE OF 01 DEGREES 44 MINUTES 46 SECONDS, AND WHOSE CENTER IS LOCATED ON A RADIAL LINE BEARING OF NORTH 04 DEGREES 14 MINUTES 35 SECONDS WEST;

THENCE ALONG SAID CURVE TO THE RIGHT AND THE NORTHERLY LINE OF SAID BELLAIRE BOULEVARD, AN ARC DISTANCE OF 172.81 FEET TO A 5/8 INCH IRON ROD FOUND FOR CORNER;

THENCE SOUTH 87 DEGREES 39 MINUTES 56 SECONDS WEST, A DISTANCE OF 612.55 FEET, CONTINUING ALONG THE NORTHERLY LINE OF THE SAID BELLAIRE BOULEVARD, TO THE POINT OF BEGINNING, AND CONTAINING 7.4765 ACRES OF LAND.

PARCEL "B":

ALL THAT CERTAIN TRACT OF PARCEL OF LAND CONTAINING 1.8512 ACRES OF LAND OUT OF LOT ONE HUNDRED TWELVE (112) OF DAIRY SUBDIVISION, A SUBDIVISION IN HARRIS COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN VOLUME 1, PAGE 23 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, OUT OF THE REYNOLDS SURVEY, ABSTRACT 662, IN HARRIS COUNTY, TEXAS; SAID 1.8512 ACRE TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED DATED APRIL 15, 1970, FROM L.C. OWENS TO MOBIL OIL CORPORATION, FILED FOR RECORD IN THE OFFICE OF THE COUNTY CLERK OF HARRIS COUNTY, TEXAS, UNDER COUNTY CLERKS FILE NO. D092884 SAID POINT LOCATED IN THE NORTHERLY LINE OF BELLAIRE BOULEVARD (120 FEET WIDE) AT ITS INTERSECTION WITH THE EASTERLY LINE OF WILCREST DRIVE (100 FEET WIDE);

THENCE NORTH 02 DEGREES 36 MINUTES 52 SECONDS WEST, A DISTANCE OF 150.00 FEET ALONG THE EASTERLY LINE OF THE SAID WILCREST DRIVE TO A 5/8 INCH IRON ROD FOUND FOR THE POINT OF BEGINNING OF THE HEREIN DESCRIBED 1.8512 ACRE TRACT;

THENCE NORTH 02 DEGREES 36 MINUTES 52 SECONDS WEST, A DISTANCE OF 263.75 FEET, ALONG THE SAME EASTERLY LINE OF THE SAID WILCREST DRIVE TO A 5/8 INCH IRON ROD FOUND FOR CORNER;

THENCE NORTH 87 DEGREES 32 MINUTES 15 SECONDS EAST, A DISTANCE OF 317.48 FEET ALONG THE SOUTH LINE OF THE SAID BRAYS BAYOU TO A 5/8 INCH IRON ROD FOUND FOR CORNER;

THENCE SOUTH 02 DEGREES 22 MINUTES 59 SECONDS EAST, A DISTANCE OF 243.88 FEET TO A "PK" NAIL FOUND IN CONCRETE FOR CORNER;

THENCE SOUTH 87 DEGREES 29 MINUTES 13 SECONDS WEST, A DISTANCE OF 149.97 FEET TO A 5/8 INCH IRON ROD FOUND IN CONCRETE FOR CORNER;

THENCE SOUTH 01 DEGREES 42 MINUTES 29 SECONDS WEST, A DISTANCE OF 20.15 FEET TO A 5/8 INCH IRON ROD FOUND IN CONCRETE FOR CORNER;

THENCE SOUTH 87 DEGREES 39 MINUTES 56 SECONDS WEST, A DISTANCE OF 165.00 FEET TO THE POINT OF BEGINNING, AND CONTAINING 1.8512 ACRES OF LAND.

PARCEL "C":

A Reciprocal non-exclusive ingress and egress easement being set forth and defined in Reciprocal Easement Agreement dated September 9, 1980, filed for record under Harris County Clerk's File No(s). G-683577.

TRACT 11:

                                  PARCEL "A":

     Fieldnotes for 8.4180 acres of land out of the B.B.B. & C.R.R. Survey,
     Section 1029, Abstract No. 173. in Harris County, Texas, being out of and a part of that certain 16.36388 acre tract of land described as Tract I in instrument recorded under County Clerk's File No. F546469 of the Real Property Records of Harris County, and being that same tract of land described as Tract I in deed to Houston R.E. Income Properties XI, LTD., by deed recorded under County Clerk's File No. R218050 of the said Real Property Records, said 8.4180 acres of land being more particularly described by metes and bounds as follows:

     BEGINNING at a point in the Southeasterly line of Old Main Street Loop Road, based on a 60.00 foot right-of-way, said point being the most Westerly corner of the said 16.36388 acre tract and at the Northerly end of a cutback line for Willowbend Boulevard, based on a 110.00 foot right-of-way, as described in instrument recorded under County Clerk's File No. D501181 of the said Real Property Records, from which a 5/8 inch steel rod bears North 46 DEG. 00' East, 0.6 feet;

     Thence, North 48 DEG. 41'05" East, 934.01 feet with the Northwest line of the said 16.36388 acre tract and the Southeast line of Old Main Street Loop Road, to a 5/8 inch steel rod found marking the most Northerly corner of the herein described tract, said point also being the Northwest corner of that certain 7.9459 acre tract of land conveyed to Belmont Capital, Inc. by deed recorded under County Clerk's File No. S566285 of the said Real Property Records;

     Thence, South 00 DEG. O0'20" West, 1026.08 feet with the West line of the said 7.9459 acre tract to a point in the Southwest line of the said
          16.36388 acre tract and the Northeast line of said Willowbend Boulevard, from which a found 5/8 inch steel rod bears North 61 DEG. 30' East, 0.3 feet, said point also being the Southwest corner of the said 7.9459 acre tract;

     Thence, North 60 DEG. 55'40" West, 800.00 feet with the Southwest line of the said 16.36388 acre tract and the Northeast line of said Willowbend Boulevard, to a 5/8 inch steel rod found marking the Southerly end of the aforesaid cutback line at the Easterly intersection of Willowbend Boulevard and Old Main Street Loop Road:

     Thence, North 06 DEG. 07'10" West, 20.83 feet with the said cutback line, to the PLACE OF BEGINNING and containing 8.4180 acres or 366,690 square feet of land, more or less.

PARCEL "B":

Fieldnotes for 1.5571 acres of land out of the B.B.B. & C.R.R. Survey, Section 1029, Abstract No. 173, in Harris County, Texas, being the residue of that certain 1.7475 acre tract of land described as Tract II in deed to Houston R.E. Income Properties XI, LTD., recorded under County Clerk's File No. R218050 of the Real Property Records of Harris County, said 1.5571 acres of land being more particularly described by metes and bounds as follows:

BEGINNING at a point in the Northwesterly line of Willowbend Boulevard, based on a 110.00 foot right-of-way, said point being the South end of a cutback line for Old Main Street Loop Road, based on a 60.00 foot right-of-way, from which a found 5/8 inch steel rod bears North 57 DEG. 40' West, 0.4 feet, said point also being the most Easterly corner of the said 1.7475 acre tract;

Thence, South 48 DEG. 41'05" West, 417.03 feet with the Northwest line of said
     Old Main Street Loop Road, to a 5/8 inch steel rod found marking the most Southerly corner of the said 1.7475 acre tract and the herein described tract, said point also being the most Easterly corner of that certain
     0.7487 acre tract of land conveyed to Oluwaseyi A. Oniyitan, et ux, by deed recorded under County Clerk's File No. R018824 of the said Real Property Records;

Thence, North 54 DEG. 38'13" West, 122.20 feet (called North 55 DEG. 00'00" West in said 0.7487 acre deed) to a brass disk found in the Southeast line of U.S. Highway No. 90A, right-of-way varies, marking the most Westerly corner of the herein described tract, said point also being the most Southerly corner of that certain 0.1480 acre tract of land conveyed to the State of Texas as described in instrument recorded under County Clerk's File No. T872455 of the said Real Property Records;

Thence, North 35 DEG. 50'50" East, 355.75 feet with the Southeast line of the said 0.1480 acre tract and said U.S. Highway No. 90A, to a 5/8 inch steel rod set at the Westerly end of a cutback line for said Willowbend Boulevard and the Northwest corner of the herein described tract;

Thence, North 78 DEG. 40'40" East, 55.33 feet with the said cut-back line and with a Southerly line of the said 0.1480 acre tract to a 5/8 inch steel rod set at an angle point;

Thence, continuing with the said cutback line, South 65 DEG. 10'04" East, 60.98 feet to a 5/8 inch steel rod set in the Southwesterly line of said Willowbend Boulevard at a second angle point, said point also being the most Easterly corner of the said 0.1480 acre tract;

Thence, South 60 DEG. 55'40" East, 106.55 feet with the Southwesterly line of said Willowbend Boulevard, to a 5/8 inch steel rod found at the Northerly end of the aforesaid cutback line at the Westerly intersection of Willowbend Boulevard and Old Main Street Loop Road, from which a found 5/8 inch steel rod bears North 27 DEG. 01' West, 1.9 feet;

Thence, South 06 DEG 07'25" East, 17.29 feet with the said cutback line, to the PLACE OF BEGINNING and containing 1.5571 acres or 67,828 square feet of land, more or less.

This description is based on the land title survey and plat (Job No. 02-13470) made under the direction of John G. Thomas Registers Professions Land Surveyor, on January 28, 2002.

TRACT 12:

Fieldnotes for 5.039 acres of land out of Unrestricted Reserve "A", Block 4 of Town and Country Business Park, Section Two. a subdivision out of the George L. Bellows Survey, Abstract No. 3, in Harris County, Texas, the map or plat thereof being recorded in Volume 191, Page 10 of the Map Records of Harris County, and being that same 5.039 acre tract of land conveyed to Westbelt Plaza, LTD., by deed recorded under County Clerk's File No. L829110 of the Real Property Records of Harris County, said 5.039 acre tract of land being more particularly described by metes and bounds as follows;

BEGINNING at Texas Highway Department disk in concrete found in the East line of West Sam Houston Parkway North, based on a 300.00 foot right-of-way, with the North line of Haddington Drive, based on a 60.00 foot right-of-way, said point also being in the South line of said Unrestricted Reserve "A". Block 4, North 89 DEG. 02'30" East, 65.00 feet from its original Southwest corner, said point also being the Southwest corner of the herein described tract of land;

Thence, North 00 DEG. 57'30" West, 335.00 feet with the East line of said West
     Sam Houston Parkway North to a 5/8 inch iron rod found in the North line of said Unrestricted Reserve "A" marking the Northwest corner of the herein described tract, said point also being in the South line of that certain
     60.00 foot easement granted to Texas-New Mexico Pipeline Co. as described in deeds recorded in Volume 772, Page 663 and Volume 1068, Page 339 of the Deed Records of Harris County, said point also being the Southwest corner of that certain 37,144 square foot tract of land conveyed to Rose Hill Controls Corporation as described in instruments recorded under County Clerk's File Nos. M399082 through M399088 of the said Real Property Records;

Thence, North 76 DEG. 16'26" East, 617.96 feet with the South line of the said
     37,144 square foot tract and the said Texas-New Mexico Pipeline Co. easement, and with the North line of said Unrestricted Reserve "A" to a 5/8 inch iron rod found marking the Northeast corner of said Unrestricted Reserve "A", Block 4, and the herein described tract, said point also being in the West line of Unrestricted Reserve "B", Block 5 of said Town and Country Business Park, Section Two, said point also being in the West line of that certain 1.389 acre tract of land conveyed to Richard J. Scalzitti, et ux, by deed recorded under County Clerk's File No. G803697 of the said Real Property Records, said point also being the Southeast corner of the said 37,144 square foot tract;

Thence, South 00 DEG. 57'30" East, 366.44 feet with the West line of said
     Unrestricted Reserve "B" and the said 1.389 acre tract and the East line of said Unrestricted Reserve "A" and the East line of a 40.00 foot easement in favor of the M.K. & T. Railroad Company as described in instrument recorded in Volume 6447, Page 460 of the said Deed Records to a 5/8 inch iron rod found in the North line of said Haddington Drive marking the Southeast corner of said Unrestricted Reserve "A" and the herein described tract, said point also being the Southwest corner of said Unrestricted Reserve "B" and the said 1.389 acre tract, said point also being in a non-tangent curve to the right having a radius of 1122.24 feet and a central angle of 03 DEG. 55'01";

Thence, in a Southwesterly direction with the North line of said Haddington
     Drive and the South line of Unrestricted Reserve "A" and with the said curve to the right having a radius of 1122.24 feet (chord bearing South 74 DEG. 18'35" West, 76.71 feet), an arc distance of 76.72 feet to a 5/8 inch iron rod set at a point of tangency;

Thence, continuing with the North line of said Haddington Drive and the South line of said Unrestricted Reserve "A", South 76 DEG. 16'26" West, 296.83 feet to a 5/8 inch iron rod found marking a point of curve to the right having a radius of 810.00 feet and a central angle of 12 DEG. 46'04";

Thence, continuing with the North line of said Haddington Drive and with the South line of said Unrestricted Reserve "A", and with the said curve to the right having a radius of 810.00 feet (chord bearing South 82 DEG. 39'28" West, 180.13 feet, an arc length of 180.50 feet to a 1/2 inch iron rod found at a point of tangency;

Thence, continuing with the North line of said Haddington Drive and with the South line of said Unrestricted Reserve "A", South 89 DEG. 02'30" West
     59.98 feet to the PLACE OF BEGINNING and containing 5.039 acres or 219,520 square feet of land, more or less.

This description is based on the land title survey and plat (Job No. 02-13465) made under the direction of John G. Thomas, Registered Professional Land Surveyor, on February 15, 2002.

TRACT 13:

All that certain 6.872 acres of land out of the P. W. Rose Survey, Abstract 645, Houston, Harris County, Texas as described in a deed dated January 21, 1980 from Shell Oil Company to Plaza Park, Ltd. filed in the Official Public Records of Real Property of Harris County, Texas at Clerk File No. G-402966, Film Code No. ###-##-####, and being more particularly described by metes and bounds as follows:

BEGINNING at a found 5/8" iron rod with cap located at the intersection of the south right-of-way line Holly Hall (width varies) and the east right-of-way line of State Highway 288 (South Freeway) (width varies);

THENCE N 48 DEG. 27'29" E - 36.31' with the south right-of-way line of said Holly hall to a found 5/8" iron rod with cap for corner;

THENCE S 88 DEG. 12' 24" E - 58.64' continuing with the said south right-of-way line of Holly Hall to a found 5/8" iron rod with cap marking the Point of Curvature of a curve to the right having a central angle of 16 DEG.

20' 44" and a radius of 786.01';

THENCE continuing in an easterly direction with said south right-of-way line of Holly hall and with said curve to the right for an arc distance of 224.24' to a found 5/8" iron rod with cap marking the Point of Tangency;

THENCE S 71 DEG. 51' 40" E - 25.22' continuing with said south right-of-way line of Holly Hall to a found 5/8" iron rod for corner;

THENCE S 17 DEG. 24' 30" W - 399.35' with the west line of South Union, Section Two, according to the plat thereof filed at Volume 34, Page 34 of the according to the plat thereof recorded in Volume 99, Page 222, Harris County Map Records to a point for corner;

THENCE N 72 DEG. 35' 30" W - 1.20' with the most northerly line of a 0.0036 acre boundary line agreement as described in a deed dated 08-03-1982 from Plaza Park, Ltd. to Bessie Smith Brooks filed in the Official Public Records of Real Property of Harris County, Texas at Clerk File No. H-601774, Film Code No. ###-##-#### to a point for corner;

THENCE S 17 DEG. 24' 30" W - 21.70' with the most northerly west line of said boundary line agreement to a point for corner;

THENCE N 72 DEG. 35' 30" W - 2.30' with the most westerly north line of said boundary line agreement to a point for corner;

THENCE S 18 DEG. 51' 45" W - 33,46' with the most westerly line of said boundary line agreement to a point for corner;

THENCE S 72 DEG. 35' 30" E - 4.35' with the south line of said boundary line agreement to a point for corner;

THENCE S 17 DEG. 24' 30" W - 513.45' with the west line of said South Union, Section two to a found 1/2" iron rod for corner;

THENCE S [ILLEGIBLE] DEG. 45' 50" E - 686.47' with the west line of South Union [ILLEGIBLE] according to the [ILLEGIBLE] thereof filed at Volume 46, Page 41 of the according to the plat thereof recorded in Volume 99, Page 222, Harris County Map Records to a found 1/2" iron rod for corner, being a point on a curve to the right having a central angle of 37 DEG. 17'29" and a radius of 716.20', the center of said curve to the right being located on a radial line bearing N 52 DEG. 51' 36" E from said point;

THENCE in a northerly direction with said curve to the right and the east right-of-way line of said State Highway 288, for an arc distance of 466.14' to a found 5/8" iron rod with cap marking the Point of Tangency;

THENCE N 00 DEG. 09' O8" E - 674.38' continuing with said east right-of-way line of State Highway 288 to a found 5/8" iron rod with cap for angle point;

THENCE N 06 DEG. 33' 12" E - 371.90' continuing with said east right-of-way line of State Highway 288 to a found 5/8" iron rod with cap for angle point;

THENCE N 09 DEG. 52' 48" E -157.73' continuing with said east right-of-way line of State Highway 288 to the POINT OF BEGINNING and containing 6.872 acres (299,352 square feet), more or less.

TRACT 14:

        7.2165 Acres (or 314,350 square feet of land out of the John Webster Survey. A-865, in the City of Houston, Harris County, Texas, being out of that certain 76.411 acre tract described in Deed dated November 7, 1952, from Dan M. Moddy, Tr., et al, to Lanant Development Corp. recorded in Volume 2521, Page 272, Harris County Deed Records, sold 7.2165 acres of land being the residue of that certain 6.4776 acre tract described as Tract-I and that certain 0.7383 acre tract described as Tract II in Deed dated April 14, 1980 from Diamond- Davis Realty Co. to Davis-Diamond Properties recorded under Clerk's File No. G502844 after the conveyance of that certain 328 square foot right-of-way parcel to the City of Houston by Deed dated January 17, 1984, recorded under Clerk's File No. J436206, sold 7.2165 acres of land also being that same certain 7.2165 acre tract described in Deed dated August 25, 1999, from Davis-Diamond Properties to Hartman REIT Operating Partnership recorded under Clerks File No. T931098, and being more particularly described as follows:

        BEGINNING at a 5/8' Iron rod set for corner on the south line of said
76.411 acre tract and the south line of said 0.7383 acre tract on the north right-of-way line of Queens Road, 60 feet wide, at its intersection with the southeast right-of-way line of South Richey Avenue, here of varying width, being the southeast corner of sold 328 square foot parcel, from which the original southwest corner of sold 0.7383 acre tract bears WEST 30.00 feet;

        THENCE North 23 DEG. 23' 16" West with the east line of said parcel and with said southeast right-or-way line 23.81 feet to a 5/8, iron rod found for corner on the northwest line of said 0.7383 acre tract, where said right-or-way becomes 100 feet wide;

        THENCE North 43 DEG. 13' 44" East with the northwest lines of said
0.7383 acre tract and said 6.4776 acre tract and with said southeast right-of-way line 880.25 feet to a 1-1/4' iron pipe found for corner at the north corner of said 6.4776 acre tract and the most northerly west corner of that certain 14.1926 acre tract described in two deeds dated September 28, 1995, one from Scott A. Davis and the other from Andrea C. Diamond, each conveying an undivided half interest to the Pasadena independent School District and recorded under Clerk's File Nos. R605591 and R6055931;

        THENCE in southeasterly and southwesterly directions with the northeast and southeast lines of said 6.4776 acre tract and with westerly lines of said
14.1926 acre tract with the following two (2) courses and distances;

     1. South 46 DEG. 46' 16" East, in part generally along the edge of an asphalt pavement and in part generally along the back of a broken concrete curb, 450.50 feet to a 1-1/4, iron pipe found for corner.

and 2. South 43 DEG. 13' 44" West generally along the back of another concrete curb, 486.77 Feet to a `+' mark found for corner on a concrete pavement at the end of said curb at the southeast corner of said 6.4776 acre tract and the southeast corner of said 14.1926 acre tract an the south line of sold 76.411 acre tract and the north right-of-way line of Queens Road.

        THENCE WEST with the south line of said 6.4776 acre tract and said
0.7383 acre tract and with said north right-of-way line 588.29 feet to the PLACE OF BEGINNING.

TRACT 15:

A 4.86 acre tract of land being the same property described under Harris County Clerk's File No. R-247277 and out of Block Eighteen (18), Reserve R, WESTCHASE, SECTION NINE (9), recorded in Volume 248, Page 95 of the Harris County Map Records, located in the C. Ennis Survey, Abstract No. 253, Harris County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at the Northeast corner of said Reserve R, at the intersection of the South line of Westpark Drive (100 foot right-of-way, recorded in Volume 204, Page 60 of the Harris County Map Records) and the West line of South Gessner Road (120 foot right-of-way, recorded in Volume 67, Page 24 of the Harris County Map Records);

THENCE South 02 DEG. 42 min. 38 sec. East, along South Gessner Road for a distance of 210.00 feet to a point for a Northeast corner and POINT OF BEGINNING of the herein described tract from which a "V" found in concrete bears North 66 deg. East, 0.28 feet;

THENCE South 02 DEG. 42 min. 38 sec. East, along South Gessner Road for a distance of 270.16 feet to a 5/8 inch iron rod found for corner;

THENCE South 82 DEG. 58 min. 56 sec. West, along the North line of Houston Lighting & Power Company Fee Strip, recorded in Volume 1220, Page 519 of the Harris County Deed Records, for a distance of 399.45 feet to a point for corner from which a fence corner bears South 25 deg. East, 0.3 feet;

THENCE North 07 DEG. 01 min. 04 sec. West, along the East line of a 4.2816 acre tract recorded in Volume 290, Page 70 of the Harris County Map Records, for a distance of 715.35 feet to a 5/8 inch iron rod found on the Southerly line of Westpark Drive being in a curve to the right having a central angle of 01 deg. 07min. 23 sec. and radius of 2175.46 feet;

THENCE along said curve to the right for a distance of 42.64 feet (chord bears South 89 deg. 01 min. 18 sec. East. 42.63 feet) to the point of tangent;

THENCE South 68 DEG. 27 min. 38 sec. East, along Westpark Drive for a distance of 276.53 feet to a point for corner;

THENCE South 07 DEG. 01 min. 04 sec. East, along the West line of a 0.5801 acre tract recorded under Harris County Clerk's File No. S-426293 for a distance of
208.99 feet to a point for corner from which a "V" found in concrete bears South 84 deg. East, 0.11 feet;

THENCE South 82 DEG. 58 min. 56 sec. West along the North line of a tract recorded under Harris County Clerk's File No. H-594749, for a distance of 26.96 feet to a point for corner;

THENCE South 07 DEG. 01 min. 04 sec. East along the West line of tract recorded under Harris County Clerk's File No. H-594749 for a distance of 84.76 feet to a point for corner from which a 5/8 inch iron rod bears North 32 deg. East, 0.46 feet;

THENCE North 82 DEG. 58 min. 56 sec. East, along the South line of a tract recorded under Harris County Clerk's File No. H-594749, for a distance of 166.17 feet to the POINT OF BEGINNING and containing 4.86 acres of land, more or less.

TRACT 16:

Fieldnotes for 3.85023 acres of land out of Unrestricted Reserve "F", Block 5 of Town Park Subdivision, a subdivision in Harris County, Texas, according to the map or plat thereof recorded in Volume 189, Page 116 of the Map Records of Harris County and being that same tract of land conveyed to Houston R.E. Income Properties. LTD by deed recorded under County Clerk's File No. T517335 of the Real Property Records of Harris County, presently known as Hartman Reit Operating Partnership, L.P. by virtue of Articles of Merger recorded under County Clerk's File No. T574139 of the said Real Property Records, said 13.85023 acres of land being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2 inch steel rod found in the West line of South Gessner Drive, right-of-way varies at this point, as described in City of Houston Ordinance No. 71-186 recorded in Volume 8318, Page 396 of the Deed Records of Harris County, said point also being in a cut-back line for Town Park Drive, based on a 60.00 foot right-of-way;

Thence, South 42 DEG. 30'16" West. 5.06 feet with the said cut-back line to a 1/2 inch steel rod found in the North line of said Town Park Drive marking the most Southerly Southeast corner of said Unrestricted Reserve "F" and the herein described tract;

Thence, South 87 DEG. 36'01" West, 89.90 feet with the North line of said Town
        Park Drive and the South line of said Unrestricted Reserve "F" to a 1/2 inch steel rod found marking a point of curve to the right having a radius of 1970.00 feet and a central angle of 12 DEG. 34'09";

Thence, continuing with the North line of said Town Park Drive and the South line of said Unrestricted Reserve "F", and with the said curve to the right having a radius of 1970.00 feet (chord bearing North 86 DEG. 06'54" West, 431.30 feet), an arc distance of 432.17 feet to a 5/8 inch steel rod found marking the Southwest corner of the herein described tract, said point also being the Southeast corner of that certain 2.775 acre tract of land conveyed to Bayou Glen Nursing Center, Inc. by deed recorded under County Clerk's File No. J439681 of the said Real Property Records;

Thence, North 17 DEG. 25'01" East 342.92 feet (called North 17 DEG. 29'33" East,
        343.13 feet in 2.775 acre deed) with the East line of the said 2.775 acre tract and generally along a board fence line to a 5/8 inch steel rod found marking the Northwest corner of the herein described tract and an ell corner of the said 2.775 acre tract;

Thence. North 87 DEG. 23'27" East, (called North 87 DEG. 24'31" East in 2.775 acre deed) with a Southerly line of the said 2.775 acre tract and generally along a board fence line, at 80.00 feet passing a 1/2 inch steel rod found marking the most Northerly Southeast corner of the said
        2.775 acre tract and the Southwest corner of that certain 0.78231 acre tract conveyed to TAGE, Inc. by deed recorded under County Clerk's File No. S790714 of the said Real Property Records, and continuing with the South line of the said 0.78231 acre tract and the said board fence line in all, a total distance of 404.70 feet to a 5/8 inch steel rod found in the West line of said South Gessner Drive, per the aforesaid Ordinance, marking the Northeast corner of the herein described tract, said point also being the Southeast corner of the said 0.78231 acre tract:

Thence, South [ILLEGIBLE] East 367.72 of said South Gessner Drive to the PLACE
        OF BEGINNING and containing [ILLEGIBLE] acres [ILLEGIBLE] square feet of land, more or less.

This description is based on the land title survey and plat (Job No. 02-13468) made under the direction of John G. Thomas. Registered Professional Land Surveyor, on January 25, 2002.

TRACT 17:

Being a tract or parcel containing 1.9426 acres (84,620 square feet) of land situated in the Robert Wilson Survey, Abstract Number 88,, Harris County, Texas; being a portion of Block 18, Block 19 and Moody Street Right-of-Way (as abandoned) of the Townsite of Webster, a subdivision recorded in Volume 3, Page 37, Harris County Map Records (H.C.M.R.), and being the same tract as conveyed to Sunrise Mortgage Corporation of Texas, recorded under Harris County Clerk's File (H.C.C.F.) Number J538288, Harris County, Texas; said 1.9426 acre tract being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod set marking the intersection of the southeasterly Right-of-Way (R.O.W.) line of Nasa Road 1 (F.M. 528, 92 feet wide) and the northeasterly R.O.W. line of South Houston Avenue (60 feet wide) and the westerly corner of said Block 19 and the herein described tract;

THENCE, North 48 DEG. 49' 00" East, along the southeasterly R.O.W line of said Nasa Road 1 and the northwesterly line of said Block 19, a distance of 110.00 feet to a point marking the most westerly north corner of the herein described tract, from which a found cross cut on curb bears South 84 DEG. 12' West, 0.18 feet;

THENCE, South 41 DEG. 09' 00" East, departing said R.O.W. line a distance of
150.00 feet to a point marking an interior corner of the herein described tract, from which a found 5/8-inch iron rod bears North 35 DEG. 23' West, 0.26 feet;

THENCE; North 48 DEG. 49' 00" East, a distance of 150.00 feet to a cut "X" in concrete set marking the most easterly north corner of the herein described tract and being in the southwesterly R.O.W. line of State Highway 3 (width varies);

THENCE, South 41 DEG. 09' 00" East, along the southwesterly R.O.W. line of said State Highway 3, a distance of 262.00 feet to a point marking the easterly corner of the herein described tract, from which a found 1-inch iron rod bears South 34 DEG.01' East, 0.24 feet;

THENCE, South 48 DEG. 49' 00" West, departing said R.O.W. line, a distance of
260.00 feet to a found cross cut on a curb marking the southerly corner of the herein described tract and being in the northeasterly R.O.W. line of the aforementioned South Houston Avenue and the southwesterly line of the aforementioned Block 18;

THENCE, North 41 DEG. 09' 00" West, along the northeasterly R.O.W. line of said South Houston Avenue and the southwesterly line of said Block 18 and Block 19, a distance of 412.00 feet to the POINT OF BEGINNING and containing 1.9426 acres (84,620 square feet) of land. This description is based on the Land Title Survey and plat made by Terra Surveying Company, Inc., dated March 16, 1992 and updated February 5, 2002, TSC Project Number 2003-9202-S.

TRACT 18:

                                  PARCEL "A":

        Being a tract of land containing 1.7352 acres (75,584 square feet) situated in the Sarah Deel League, A-13 in Harris County, Texas, and also being-all of a 1.7352-acre tract as conveyed unto Hartman Reit Operating Partnership, L.P., by deed recorded under County Clerk's File No. U394074, Film Code No. ###-##-#### of the Official Public Records of Real Property of Harris County, Texas, and also being out of Block 15 of Clear Lake City Industrial Park, Section "A", a subdivision plat recorded in Volume 100, Page 49 of the Map Records of Harris County, Texas. Said 1.7352-acre tract being more particularly described by metes and bounds as follows:

        COMMENCING FOR REFERENCE at a 5/8-inch iron rod for the east end of a cutback located at the intersection of the southwest right-of-way line of Buccaneer Lane (90 feet wide) and the southeast right-of-way line of Bay Area Boulevard (120 feet wide), and for a corner of a 3.0195-acre tract as conveyed unto HM Clear Lake, L.P., by deed recorded under File No. S780410, Film Code No. ###-##-#### of the Official Public Records of Real Property of Harris County, Texas, and for the beginning of a curve to the left;

        THENCE in a southwesterly direction with said cutback, with the north line of said 3.0195-acre tract and with said curve to the left whose central angle is 77 DEG. 55' 29" and whose radius is 20.00 feet (chord bears South 74 DEG. 17' 24" West, a distance of 25.15 feet) for a curve length of 27.20 feet to a point for reverse curvature;

        THENCE in a southwesterly direction continuing with the southeast right-of-way line of said Bay Area Boulevard and said curve to the right whose central angle is 07 DEG. 29' 42" and whose radius is 2351.83 feet (chord bears South 39 DEG. 04' 31" West, a distance of 307.43 feet) for a curve length of
307.65 feet to a set 5/8-inch iron rod with cap for the west corner of said 3.0195-acre tract for the north corner of said tract herein described and for the POINT OF BEGINNING;

        THENCE South 50 DEG. 59' 21" East with the southwest line of said 3.0195-acre tract, a distance of 362.29 feet to a set 5/8-inch iron rod with cap located in the northwest line of a 4.875-acre tract (Tract 3) as conveyed unto GSCD-THREE, Ltd., by deed recorded under County Clek's File No. R370569, Film code No [ILLEGIBLE] of the Official Public Records of Real Property of Harris County, Texas, for the south corner of said 3.0195-acre tract and for the east corner of said tract herein described from which a 5/8-inch iron rod bears North 83 DEG. 24' 13" West, a distance of 7.78 feet;

        THENCE South 48 DEG. 54' 20" West with the northwest line of said.4.875-acre tract, a distance of 170.00 feet to a set 5/8-inch iron rod with cap for a corner of said 4.875-acre tract and for the most easterly south corner of said tract herein described;

        THENCE North 41 DEG. 05' 40" West with the northwest line of said 4.875-acre tract, a distance of 120.00 feet to a point for a corner of said 4.875-acre tract and for an interior corner of said tract herein described from which a found 5/8-inch iron rod bears South 53 DEG. 14' 09" East, a distance of
0.25 feet;

        THENCE South 48 DEG. 54'.20" West with the northwestline of said 4.875-acre tract, a distance of 121.30 feet to a point for the east corner of a 1,884-acre tract (Tract 1) as o conveyed unto GSCD-THREE, Ltd., by deed recorded under County Clerk's File No. R370569, Film Code No. 503-60-2783 of the Official Public Records of Real Property of Harris County, Texas, and for the most westerly south corner of said tract herein described;

        THENCE North 41 DEG. 05'40" West with the northeast line of said 1.884-acre tract, a distance of 32.00 feet to a set 5/8-inch iron rod with cap for a corner of said 1.884-acre tract and for a corner of said tract herein described;

        THENCE North 48 DEG. 54' 20" East continuing with the northeast line of said 1.884-acre tract, a distance of 30.00 feet to a set 5/8-inch iron rod with cap for a corner of said 1.884-acre tract and for a corner of said tract herein described:

        THENCE North 41 DEG. 05' 40" West continuing with the northeast line of said 1.884-acre tract, a distance of 26.00 feet to a set 5/8-inch iron rod with cap for a corner of said 1.884-acre tract and for a corner of said tract herein described;

        THENCE South 48 DEG. 54' 20" West continuing with the northeast line of said 1.884-acre tract, a distance of 30.00 feet to a set 5/8-inch iron rod with cap for a corner of said 1.884-acre tract and for a corner of said tract herein described;

        THENCE North 41 DEG. 05' 40" West continuing with the northeast line of said 1,884-acre tract, a distance of 165.74 feet to a found 5/8-inch iron rod located in the southeast right-of-way line of said Bay Area Boulevard for the north corner of said 1.884-acre tract for the west corner of said tract herein described and for the beginning of a non-tangent curve to the left;

        THENCE in a northeasterly direction with the southeast right-of-way line of said Bay Area Boulevard and with said curve to the left whose central angle is 05 DEG. 35' 29" and whose radius is 2351.83 feet (chord bears North 45 DEG. 37' 06" East, a distance of 229.42 feet) for a curve length of 229.51 feet to the POINT OF BEGINNING and containing 1.7352 acres (75,584 square feet) of land, more or less.

        Note: This metes and bounds description is referenced to a survey drawing prepared by Cobb, Fendley & Associates, Inc. dated February 8, 2002 and titled "AN ALTA/ACSM LAND TITLE SURVEY OF A 1.7352 ACRE TRACT LOCATED IN THE SARAH DEEL LEAGUE, A-13 IN HARRIS COUNTY, TEXAS".

PARCEL "B":

          Being an ingress-egress easement in the Sarah Deel League, Abstract No. 13, Harris County, Texas, and being a portion of Block 15, Clear Lake City Industrial Park, Section A as per plat recorded in Volume 100, Page 49 of the Harris County Map Records and being a portion of the land sold to G. Philip Albright, Trustee, by Doyle Graham, et al, as described in deed recorded under Harris County Clerk's File No. H 115178 and being more particularly described by metes and bounds as follows with all bearings based on said deed;

          COMMENCING at a 5/8 inch iron rod found marking the westerly end of a 20.00-foot radius cut-back curve at the intersection of the southeasterly right-of-way line of Bay Area Boulevard (120.00 feet wide) with the southerly right-of-way line of Buccaneer Lane (80.00 feet wide); said point also being in a curve concave to the northwest;

          THENCE southwesterly, 269.65 feet along the southeasterly right-of-way line of said Bay Area Boulevard and said curve concave to the northwest having a radius of 2351.83 feet, a central angle of 06 DEG. 34' 10" and whose chord bears S 38 DEG. 36' 45" W, 269.51 feet to the POINT OF BEGINNING, the north corner of the herein described easement;

          THENCE along the northeasterly edge of said driveway, S 48 DEG. 06' 10" E, 10.47 feet to the point of curvature of a curve to the right;

          THENCE southerly, 57.98 feet along the arc of said curve to the right having a radius of 37.07 feet, a central angle of 89 DEG. 36' 47" and whose chord bears S 03 DEG. 17' 47" E, 52.25 feet to the point of tangency of said curve to the right;

          THENCE S 41 DEG. 30' 36" W, 4.92 feet to the south corner of the herein described easement;

          THENCE N 47 DEG. 12' 46" W, 47.93 feet to the west corner of the herein described easement and a point in the southwest edge of said driveway; said point also being in the southeasterly right-of-way line of said Bay Area Boulevard and said curve concave to the northwest;

          THENCE northeasterly along the southeasterly right-of-way line of said Bay Area Boulevard and said curve concave to the northwest, at 3.01 feet pass an "X" in concrete found marking the north corner of a
          0.9195 acre tract leased to [ILLEGIBLE] Ltd., by C. Phillip Albright; Trustee as described by instrument recorded under Harris County Clerk's File No. [ILLEGIBLE] and continuing in all along said curve concave to the northwest having a radius of 2351.63 feet, a central angle of 00 DEG. 59' 56" and whose chord bears [ILLEGIBLE] 42 DEG. 23' 48" E, 41.00 feet to the POINT OF BEGINNING and containing 0.0385 acres of land.

                                    EXHIBIT B

                  HARTMAN REIT OPERATING PARTNERSHIP II, L.P.,
                           a Texas limited partnership


                                                                                                         PERCENTAGE
                                                                                                        OF INTEREST
                                                                                                           SHARE OF
                                                                                       INITIAL              PROFITS
NAME OF PARTNER            DESIGNATION           ADDRESS                            CONTRIBUTION         AND LOSSES
-------------------------------------------------------------------------------------------------------------------
Hartman REIT Operating     General Partner       1450 W. Sam Houston Pkwy N.
Partnership II GP, LLC                           Suit 100
                                                 Houston, TX 77043                  $        1.00               1.0%

Hartman REIT Operating     Limited Partner       1450 W. Sam Houston Pkwy N.
Partnership, L.P.                                Suite 100
                                                 Houston, TX 77043                  $       99.00              99.0%

                      TOTAL:                                                        $      100.00               100%

                                    EXHIBIT F

             (CERTIFICATE 0F LIMITED PARTNERSHIP OF THE PARTNERSHIP)





                                    EXHIBIT F

                               THE STATE OF TEXAS

Corporations Section    [LOGO OF THE STATE LOGO OF TEXAS]    Phone: 512-936-6618
P.O. Box 13697                                                 Fax: 512-463-5709
Austin, Texas                                                  TTY(800) 735-2989
78711-3697                                                   www.sos.state.tx.us

                        Office of the Secretary of State

FAX TRANSMITTAL                                              11/20/02 5:22:02 PM

                                                   TEXAS SECRETARY OF STATE-
TO:             CHERYL CRISWELL         FROM:          CORP. DIVISION
---------------------------------------------------------------------------

COMPANY:        Wilson Cribbs,
                Goren & Flaum

FAX:              7132298824            FAX:            (512) 463-5709

PHONE:           713-222-9000          PHONE:

NOTES:

Document Number: 19939720002

Entity Name: Hartman Reit Operating Partnership II, L.P.
Attached is the certificate evidencing the filing of the above reference document. If there is any problem with the transmission, please call 512-475-2144. The original and any copies will be mailed per your instructions. Please allow 3 to 7 business days for receipt.

           TOTAL NUMBER OF PAGES INCLUDING THIS COVER SHEET:    2

                       [X] IF YOU DO NOT RECEIVE ALL PAGES
                       PLEASE CALL AS SOON AS POSSIBLE [X]

Corporations Section           [LOGO OF THE STATE                      Gwyn Shea
P.O. Box 13697                      OF TEXAS]                 Secretary of State
Austin, Texas
78711-3697

                        OFFICE OF THE SECRETARY OF STATE\

                              CERTIFICATE OF FILING
                                       OF

                   Hartman Reit Operating Partnership II, L.P.
                            Filing Number: 800144629

The undersigned, as Secretary of State of Texas, hereby certifies that a certificate of limited partnership for the above named limited partnership has been received in this office and filed as provided by law on the date shown below.

Accordingly, the undersigned, as Secretary of State hereby issues this Certificate evidencing the filing in this office.

Dated: 11/19/2002

Effective: 11/19/2002

[LOGO OF THE STATE OF TEXAS]

                                        /s/ Gwyn Shea
                                        Gwyn Shea
                                        Secretary of State

          Come visit us on the internet at http://www.sos.state.tx.us/ PHONE(512) 463-5555 FAX(512)463-5709 [ILLEGIBLE] Preserved by [ILLEGIBLE]